EXHIBIT 99.4

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $453,662,000 (approximate)

--------------------------------------------------------------------------------

            Securitized Asset Backed Receivables LLC Trust 2004-NC1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                        New Century Mortgage Corporation
                                   Originator

                                 Provident Bank
                                    Servicer

              Mortgage Pass-Through Certificates, Series 2004-NC1

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

Transaction Summary
                       Expected Ratings                        Avg. Life to    Mod. Dur. to                           Initial Credit
       Expected        (S&P/Moody's/     Bench-     Interest     Call/           Call/          Payment Window to       Enhancement
Class  Amount(1)       Fitch)            mark         Type    Mty(yrs)(2)(3)  Mty(yrs)(2)(3)(4) Call/Mty(2)(3)          Level(5)
------------------------------------------------------------------------------------------------------------------------------------
A-1                                             ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-2    $275,903,000    AAA/Aaa/AAA       1mL        Floating   2.80 / 3.07     2.73 / 2.98       05/04 - 04/12 /         19.00%
                                                                                                 05/04 - 11/21
------------------------------------------------------------------------------------------------------------------------------------
M-1    $ 68,203,000    AA/Aa2/AA         1mL        Floating   5.33 / 5.88     5.11 / 5.57       07/07 - 04/12 /         12.65%
                                                                                                 07/07 - 11/18
------------------------------------------------------------------------------------------------------------------------------------
M-2    $ 56,389,000    A/A2/A            1mL        Floating   5.31 / 5.80     4.99 / 5.39       06/07 - 04/12 /         7.40%
                                                                                                 06/07 - 07/17
------------------------------------------------------------------------------------------------------------------------------------
M-3    $ 18,796,000    A-/A3/A-          1mL        Floating   5.30 / 5.70     4.94 / 5.26       05/07 - 04/12 /         5.65%
                                                                                                 05/07 - 11/15
------------------------------------------------------------------------------------------------------------------------------------
B-1    $ 11,815,000    BBB+/Baa1/BBB+    1mL        Floating   5.29 / 5.63     4.87 / 5.13       05/07 - 04/12 /         4.55%
                                                                                                 05/07 - 12/14
------------------------------------------------------------------------------------------------------------------------------------
B-2    $ 10,741,000    BBB/Baa2/BBB      1mL        Floating   5.29 / 5.54     4.84 / 5.04       05/07 - 04/12 /         3.55%
                                                                                                 05/07 - 04/14
------------------------------------------------------------------------------------------------------------------------------------
B-3    $ 11,815,000    BBB-/Baa3/BBB-    1mL        Floating   5.29 / 5.40     4.67 / 4.74       05/07 - 04/12 /         2.45%
                                                                                                 05/07 - 06/13
------------------------------------------------------------------------------------------------------------------------------------
(1) Subject to a variance of plus or minus 5%.
(2) Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of
    Terms.
(4) Assumes pricing at par.
(5) Includes 2.45% overcollateralization.


Summary of Terms

Issuer:                  Securitized Asset Backed Receivables LLC Trust 2004-NC1

Depositor:               Securitized Asset Backed Receivables LLC

Originator:              New Century Mortgage Corporation

Servicer:                Provident Bank Trustee: Deutsche Bank National Trust
                         Company Rating Agencies: S&P/Moody's/Fitch

Offered Certificates:    Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                         certificates

LIBOR Certificates:      The Class A-1 certificates and the Offered Certificates

Expected Closing Date:   April 26, 2004

Delivery:                DTC and Euroclear and Clearstream.

Distribution Dates:      The 25(th) of each month, or if such day is not a
                         business day, on the next business day, beginning in May 2004.

Final Scheduled
 Distribution Date:      The distribution date occurring in February 2034.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

Summary of Terms (cont'd)

Due Period:              With respect to any distribution date, the period
                         commencing on the second day of the calendar month preceding the month in which the distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

Prepayment Period:       With respect to any distribution date, the calendar
                         month preceding the month in which that distribution date occurs.

Interest Accrual Period: With respect to any distribution date, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

Accrued Interest:        The price to be paid by investors for the offered
                         certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:      With respect to the LIBOR certificates, actual/360.

Interest Payment Delay:  With respect to the LIBOR certificates, zero days.

Cut-off Date:            April 1, 2004

Tax Status:              The Offered Certificates will be treated as "regular
                         interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:       Subject to the considerations detailed in the
                         Prospectus, all Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:       The Offered Certificates are not expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

Class A Certificate
 Group:                  Either the Class A-1 certificates or the Class A-2
                          certificates, as applicable.

Class M Certificate
 Group: Collectively, the Class M-1, Class M-2, and Class M-3 certificates.

Class B Certificate
 Group: Collectively, the Class B-1, Class B-2 and Class B-3 certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

Summary of Terms (cont'd)

Mortgage Loans:          The mortgage loans to be included in the trust will be
                         primarily adjustable- and fixed- rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from New Century Mortgage
                         Corporation or its affiliates. NC Capital Corporation will make certain representations and warranties relating to the mortgage loans. On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the cut-off date will be approximately
                         $1,074,074,290. Approximately 69.11% of the mortgage loans are adjustable-rate mortgage loans and approximately 30.89% are fixed-rate mortgage loans.
                         Approximately 98.51% of the mortgage loans are first-lien mortgage loans, and approximately 1.49% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and, with the exception of 30- to 59-days delinquencies comprising 0.21% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date, no defaults or prepayments from March 12, 2004 through the cut-off date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the cut-off date.

Group I Mortgage Loans:  Approximately $733.5 million of mortgage loans that have original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans: Approximately $340.6 million of mortgage loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer
 Advances:               The Servicer will be obligated to advance its own funds
                         in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable servicer determination date. Advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

Pricing Prepayment
 Speed: Fixed Rate Mortgage Loans: CPR starting at approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                         ARM Mortgage Loans: 25% CPR.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

Summary of Terms (cont'd)

Credit Enhancement:      The credit enhancement provided for the benefit of the
                         holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement
 Percentage:             For any distribution date, the percentage obtained by
                         dividing (x) the sum of (i) the aggregate Class
                         Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that distribution date) by (y) the aggregate Stated
                         Principal Balance of the mortgage loans for that distribution date.

Stepdown Date:           The later to occur of:

                         (i)  the earlier to occur of:
                              (a) the distribution date in May 2007: and
                              (b) the distribution date following the
                                  distribution date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero; and
                          (ii) the first distribution date on which the Senior
                               Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 38.00%).

Trigger Event:           Either a Cumulative Loss Trigger Event or a Delinquency
                         Trigger Event.

Delinquency Trigger
 Event: With respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 40% of the prior period's Senior Enhancement Percentage.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Cumulative Loss Trigger
 Event: With respect to any distribution date, the circumstances in which the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date.

                         Distribution Date Occuring in      Loss Percentage
                         -----------------------------      ---------------
                         May 2007 through April 2008        3.25% for the first month, plus an additional 1/12th of
                                                            1.50% for each month thereafter (e.g. 4.000% in November 2007)

                         May 2008 through April 2009        4.75% for the first month, plus an additional 1/12th of
                                                            1.25% for each month thereafter (e.g. 5.375% in November 2008)

                         May 2009 through April 2010        6.00% for the first month, plus an additional 1/12th of
                                                            0.50% for each month thereafter (e.g. 6.250% in November 2009)

                         May 2010 and     thereafter        6.50%

Credit Enhancement
 Percentage:             Initial Credit Enhancement    Target Credit Enhancement
                         --------------------------    -------------------------
                         Class A: 19.00%               Class A: 38.00%
                         Class M-1: 12.65%             Class M-1: 25.30%
                         Class M-2: 7.40%              Class M-2: 14.80%
                         Class M-3: 5.65%              Class M-3: 11.30%
                         Class B-1: 4.55%              Class B-1: 9.10%
                         Class B-2: 3.55%              Class B-2: 7.10%
                         Class B-3: 2.45%              Class B-3: 4.90%

Optional Clean-up Call:  The servicer may, at its option, purchase the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

Step-up Coupons:         For all LIBOR Certificates the interest rate will
                         increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margin will be 2x the initial fixed margin and the Class M and Class B fixed margins will be 1.5x the initial margins.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Class A-1 Pass-Through
 Rate: The Class A-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Group I Loan Cap.

Class A-2 Pass-Through
 Rate: The Class A-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Group II Loan Cap.

Class M-1 Pass-Through
 Rate: The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Pool Cap.

Class M-2 Pass-Through
 Rate: The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable and

                           (ii) the Pool Cap.

Class M-3 Pass-Through
 Rate: The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Pool Cap.

Class B-1 Pass-Through
 Rate: The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Pool Cap.

Class B-2 Pass-Through
 Rate: The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Pool Cap.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Class B-3 Pass-Through
 Rate: The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and

                           (ii) the Pool Cap.

Group I Loan Cap:        Product of:

                           (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                           (ii) a fraction, the numerator of which is 30 and the
                                denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:       Product of:

                           (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                           (ii) a fraction, the numerator of which is 30 and the
                                denominator of which is the actual number of days in the related Interest Accrual Period.

Pool Cap:                Product of:

                           (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                           (ii) a fraction, the numerator of which is 30 and the
                                denominator of which is the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Group Subordinate
 Amount:                 For any distribution date,

                           (i) for the group I mortgage loans, will be equal to the excess of the aggregate principal balance of the group I mortgage loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such distribution date and

                           (ii) for the group II mortgage loans, will be equal
                                to the excess of the aggregate principal balance of the group II mortgage loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 certificates immediately prior to such distribution date.

Basis Risk CarryForward
 Amount: If on any distribution date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, the sum of

                           (x)  the excess of

                                (i)  the amount of interest that class of
                                     certificates would have been entitled to receive on that distribution date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, over

                                (ii) the amount of interest that class of
                                     certificates received on that distribution date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and

                           (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Interest Distributions
 on the LIBOR
  Certificates:          On each distribution date and after payments of
                         servicing and trustee fees and other expenses, distributions from the Interest Remittance Amount will be allocated as follows:

                         (i) the portion of the Interest Remittance Amount attributable to the group I mortgage loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 certificates and second, to the Class A-2 certificates;

                         (ii) the portion of the Interest Remittance Amount attributable to the group II mortgage loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 certificates and second, to the Class A-1 certificates;

                         (iii) to the Class M-1 certificates, its Accrued Certificate Interest;

                         (iv) to the Class M-2 certificates, its Accrued Certificate Interest;

                         (v) to the Class M-3 certificates, its Accrued Certificate Interest;

                         (vi) to the Class B-1 certificates, its Accrued Certificate Interest;

                         (vii) to the Class B-2 certificates, its Accrued Certificate Interest, and

                         (viii) to the Class B-3 certificates, its Accrued
                                Certificate Interest.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Principal Distribution on
 the LIBOR Certificates: On each distribution date (a) prior to the Stepdown
                         Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                         (i) to the Class A certificates, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                         (ii) to the Class M-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                         (iii) to the Class M-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                         (iv) to the Class M-3 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                         (v) to the Class B-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                         (vi) to the Class B-2 certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                         (vii) to the Class B-3 certificates, until the Class Certificate Balance thereof has been reduced to zero.

                         On each distribution date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                         (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                         (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                         (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                         (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                         (v) to the Class B-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Principal Distribution on
 the LIBOR
  Certificates (cont'd): (vi)   to the Class B-2 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero; and

                         (vii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero.

Allocation of Principal
 Payments to Class A
  Certificates:          All principal distributions to the holders of the Class
                         A certificates on any distribution date will be allocated concurrently, between the Class A-1 certificates and the Class A-2 certificates on a pro rata basis based on the Class A Principal Allocation
                         Percentage for each of those classes for that distribution date. However, if the Class Certificate
                         Balance of either class of Class A certificates is reduced to zero, then the remaining amount of principal distributions distributable to such Class A certificates on that distribution date, and the amount of those principal distributions distributable on all subsequent distribution dates, will be distributed to the holders of the other class of Class A certificates remaining outstanding, in accordance with the principal distribution allocations described in this paragraph, until their Class Certificate Balance have been reduced to zero. Any distributions of principal to the Class
                         A-1 certificates will be made first from payments relating to the group I mortgage loans, and any distributions of principal to the Class A-2 certificates will be made first from payments relating to the group II mortgage loans.

Cap Provider:            Barclays Bank PLC, as Cap Provider, is a bank
                         authorized and regulated by the U.K. FSA and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by
                         S&P and Aa1 by Moody's.

Interest Rate Cap
 Agreements:             The Offered Certificates will have the benefit of three
                         interest rate cap agreements provided by the Cap
                         Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the Closing Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Class A-2 Interest
 Rate Cap:               The Class A-2 Certificates will have the benefit of an
                         interest rate cap agreement (the "Class A-2 Cap
                         Agreement"), with an initial notional amount of $27,590,300 provided by the Cap Provider. In connection with the first 33 distribution dates, the Cap Provider will be obligated under the Class A-2 Cap Agreement to pay to the trustee, for deposit into the Excess Reserve
                         Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that distribution date and (ii) a cap ceiling rate of 9.02%, over a specified cap strike rate
                         (ranging from 6.61% to 8.89%), calculated on an "actual/360" basis and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the schedule (p. 30) for that distribution date, based on an "actual/360" basis. The Cap
                         Provider's obligations under the Class A-2 Cap
                         Agreement will terminate following the distribution date in January 2007.

Class M Interest
 Rate Cap:               The Class M Certificates will have the benefit of an
                         interest rate cap agreement (the "Class M Cap
                         Agreement"), with an initial notional amount of $14,338,800 provided by the Cap Provider. In connection with the first 33 distribution dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve
                         Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current
                         1-month LIBOR rate and (ii) a cap ceiling rate of 8.33%, over a specified cap strike rate (ranging from 5.64% to 7.75%), calculated on an "actual/360" basis and (b) the product of the Class M notional balance and the index rate multiplier set forth in the schedule (p.
                         30) for that distribution date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Cap Agreement will terminate following the distribution date in January 2007.

Class B Interest
 Rate Cap:               The Class B Certificates will have the benefit of an
                         interest rate cap agreement (the "Class B Cap
                         Agreement"), with an initial notional amount of $3,437,100 provided by the Cap Provider. In connection with the first 33 distribution dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve
                         Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current
                         1-month LIBOR rate and (ii) a cap ceiling rate of 6.97%, over a specified cap strike rate (ranging from 4.28% to 6.39%), calculated on an "actual/360" basis and (b) the product of the Class B notional balance and the index rate multiplier set forth in the schedule (p.
                         30) for that distribution date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Cap Agreement will terminate following the distribution date in January 2007.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

 Allocation of Net
 Monthly Excess
  Cashflow:              For any distribution date, any Net Monthly Excess
                         Cashflow shall be paid as follows:
                         (a)   to the holders of the Class M-1 certificates, any
                               Unpaid Interest Amounts;
                         (b)   to the holders of the Class M-1 certificates, any
                               Unpaid Realized Loss Amount;
                         (c)   to the holders of the Class M-2 certificates, any
                               Unpaid Interest Amounts;
                         (d)   to the holders of the Class M-2 certificates, any
                               Unpaid Realized Loss Amount;
                         (e)   to the holders of the Class M-3 certificates, any
                               Unpaid Interest Amounts;
                         (f)   to the holders of the Class M-3 certificates, any
                               Unpaid Realized Loss Amount;
                         (g)   to the holders of the Class B-1 certificates, any
                               Unpaid Interest Amounts;
                         (h)   to the holders of the Class B-1 certificates, any
                               Unpaid Realized Loss Amount;
                         (i)   to the holders of the Class B-2 certificates, any
                               Unpaid Interest Amounts;
                         (j)   to the holders of the Class B-2 certificates, any
                               Unpaid Realized Loss Amount;
                         (k)   to the holders of the Class B-3 certificates, any
                               Unpaid Interest Amounts;
                         (l)   to the holders of the Class B-3 certificates, any
                               Unpaid Realized Loss Amount;
                         (m)   to the Excess Reserve Fund Account, the amount of
                               any Basis Risk Payment for that distribution date;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Allocation of Net Monthly
 Excess Cashflow
  (cont'd):              (n)    (i) from any Class A-2 Interest Rate Cap Payment
                                on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid remaining Basis Risk
                                CarryForward Amount with respect to the Class
                                A-2 certificates for that distribution date,
                                (ii) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid remaining Basis Risk
                                CarryForward Amount with respect to the Class M certificates for that distribution date, allocated (a) first, among the Class M-1, Class
                                M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances
                                (after application of the Principal Distribution
                                Amounts) and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk
                                CarryForward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid remaining Basis Risk CarryForward
                                Amount with respect to the Class B certificates for that distribution date, allocated (a) first, among the Class B- 1, Class B-2 and Class B-3 certificates, pro rata, based upon their respective Class Certificate Balances (after application of the Principal Distribution
                                Amounts) and (b) second, any remaining amounts to the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based on any Basis Risk
                                CarryForward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                         (o) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that distribution date, an amount equal to any unpaid Basis Risk CarryForward Amount with respect to the LIBOR Certificates for that distribution date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                         (p) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                         (q) to the holders of the Class R certificates, any remaining amount.

Interest Remittance
 Amount: With respect to any distribution date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Accrued Certificate
 Interest:               For each class of LIBOR Certificates on any
                         distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through
                         Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers
                         Civil Relief Act or any similar state statute.

Principal Distribution
 Amount: For each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

Basic Principal
 Distribution Amount:    With respect to any distribution date, the excess of
                         (i) the aggregate Principal Remittance Amount for that distribution date over (ii) the Excess Subordinated
                         Amount, if any, for that distribution date.

Net Monthly Excess
 Cash Flow:              Amount of Available Funds remaining after the amount
                         necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal
 Distribution
Amount: As of any distribution date, the lesser of (x) the related Total Monthly Excess Spread for that distribution date and (y) the related Subordination Deficiency, if any, for that distribution date.

Subordinated Amount:     With respect to any distribution date, the excess, if
                         any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that distribution date (after taking into account distribution of principal to the mortgage loans for such distribution date) over (b) the aggregate Class Certificate Balance of the LIBOR
                         Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date).

Specified Subordinated
 Amount: Prior to the Stepdown Date, an amount equal to 2.45% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 4.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any distribution date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the distribution date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Excess Subordinated
 Amount: With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over (b) the Specified Subordinated Amount.

Subordination
 Deficiency:             With respect to any distribution date, the excess, if
                         any, of (a) the Specified Subordinated Amount for that distribution date over (b) the Subordinated Amount for that distribution date.

Principal Remittance
 Amount: With respect to any distribution date, to the extent of funds available as described in the p rospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) the Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior distribution date through the business day prior to the current distribution date;
                         (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to the termination of the trust fund (to the extent they relate to principal).

Class A Principal
 Allocation Percentage:  For any distribution date is the percentage equivalent of a fraction, determined as follows:

                         (1) with respect to the Class A-1 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date; and

                         (2) with respect to the Class A-2 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Class A Principal
 Distribution Amount:    For any distribution date is the excess of (a) the
                         aggregate Class Certificate Balance of the Class A certificates immediately prior to that distribution date over (b) the lesser of (x) approximately 62.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,370,371.

Class M-1 Principal
 Distribution Amount:    With respect to any distribution date is the excess of
                         (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that distribution date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 74.70% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal
                         Balance of the mortgage loans for that distribution date over $5,370,371.

Class M-2 Principal
 Distribution Amount:    With respect to any distribution date is the excess of
                         (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that distribution
                         date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 85.20% of the aggregate Stated Principal
                         Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate
                         Stated Principal Balance of the mortgage loans for that distribution date over $5,370,371.

Class M-3 Principal
 Distribution Amount:    With respect to any distribution date is the excess of
                         (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that distribution
                         date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that distribution date) and (d) the Class
                         Certificate Balance of the Class M-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 88.70% of the aggregate
                         Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $5,370,371.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Class B-1 Principal
 Distribution Amount:    With respect to any distribution date is the excess of
                         (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that distribution
                         date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that distribution date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that distribution
                         date) and (e) the Class Certificate Balance of the Class B-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 90.90% of the aggregate Stated Principal
                         Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate
                         Stated Principal Balance of the mortgage loans for that distribution date over $5,370,371.

Class B-2 Principal
 Distribution Amount:    With respect to any distribution date is the excess of
                         (i) the sum of ( a) the aggregate Class Certificate
                         Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that distribution
                         date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that distribution date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that distribution
                         date), (e) the Class Certificate Balance of the Class
                         B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution
                         Amount on that distribution date) and (f) the Class
                         Certificate Balance of the Class B-2 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 92.90% of the aggregate
                         Stated Principal Balance of the mortgage loans on that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans on that distribution date over $5,370,371.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Summary of Terms (cont'd)

Class B-3 Principal
 Distribution Amount:    With respect to any distribution date is the excess of
                         (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that distribution date), (b) the Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that distribution
                         date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that distribution date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that distribution
                         date), (e) the Class Certificate Balance of the Class
                         B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution
                         Amount on that distribution date), (f) the Class
                         Certificate Balance of the Class B-2 certificates
                         (after taking into account distribution of the Class
                         B-2 Principal Distribution Amount on that distribution
                         date), and (g) the Class Certificate Balance of the Class B-3 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 95.10% of the aggregate Stated Principal
                         Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate
                         Stated Principal Balance of the mortgage loans for that distribution date over $5,370,371.


The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


Weighted Average Life Sensitivity
To CALL
PPC (%)                                50           60           75            100          125          150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                    5.38         4.59         3.73          2.80         2.16         1.66         1.29
         First Payment Date         5/25/2004    5/25/2004    5/25/2004     5/25/2004    5/25/2004    5/25/2004    5/25/2004
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                       1 - 183      1 - 157      1 - 128       1 - 96       1 - 75       1 - 61       1 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                    10.19        8.67         7.03          5.33         4.57         4.46         4.25
         First Payment Date         4/25/2009    6/25/2008    9/25/2007     7/25/2007    10/25/2007   2/25/2008    7/25/2008
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                     60 - 183     50 - 157     41 - 128      39 - 96      42 - 75      46 - 61      51 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                    10.19        8.67         7.03          5.31         4.43         4.03         4.00
         First Payment Date         4/25/2009    6/25/2008    9/25/2007     6/25/2007    7/25/2007    9/25/2007    11/25/2007
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                      60 - 183     50 - 157     41 - 128      38 - 96      39 - 75      41 - 61      43 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                    10.19        8.67         7.03          5.30         4.37         3.89         3.69
         First Payment Date         4/25/2009    6/25/2008    9/25/2007     5/25/2007    6/25/2007    8/25/2007    9/25/2007
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                      60 - 183     50 - 157     41 - 128      37 - 96      38 - 75      40 - 61      41 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                    10.19        8.67         7.03          5.29         4.34         3.84         3.60
         First Payment Date         4/25/2009    6/25/2008    9/25/2007     5/25/2007    6/25/2007    7/25/2007    8/25/2007
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                      60 - 183     50 - 157     41 - 128      37 - 96      38 - 75      39 - 61      40 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                    10.19        8.67         7.03          5.29         4.34         3.82         3.55
         First Payment Date         4/25/2009    6/25/2008    9/25/2007     5/25/2007    6/25/2007    6/25/2007    7/25/2007
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                      60 - 183     50 - 157     41 - 128      37 - 96      38 - 75      38 - 61      39 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                    10.19        8.67         7.03          5.29         4.33         3.79         3.50
         First Payment Date         4/25/2009    6/25/2008    9/25/2007     5/25/2007    5/25/2007    6/25/2007    6/25/2007
         Expected Final Maturity    7/25/2019    5/25/2017    12/25/2014    4/25/2012    7/25/2010    5/25/2009    7/25/2008
         Window                      60 - 183     50 - 157     41 - 128      37 - 96      37 - 75      38 - 61      38 - 51
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

Weighted Average Life Sensitivity
To MATURITY

PPC (%)                             50           60           75           100           125          150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                    5.75         4.95         4.06         3.07          2.39         1.86         1.37
         First Payment Date         5/25/2004    5/25/2004    5/25/2004    5/25/2004     5/25/2004    5/25/2004    5/25/2004
         Expected Final Maturity    6/25/2031    9/25/2029    8/25/2026    11/25/2021    4/25/2018    9/25/2015    10/25/2013
         Window                      1 - 326      1 - 305      1 - 268      1 - 211       1 - 168      1 - 137      1 - 114
------------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                    11.04        9.48         7.73         5.88          5.02         4.82         5.68
         First Payment Date         4/25/2009    6/25/2008    9/25/2007    7/25/2007     10/25/2007   2/25/2008    8/25/2008
         Expected Final Maturity    12/25/2028   8/25/2026    4/25/2023    11/25/2018    11/25/2015   9/25/2013    5/25/2012
         Window                      60 - 296     50 - 268     41 - 228     39 - 175      42 - 139     46 - 113     52 - 97
------------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                    10.96        9.40         7.65         5.80          4.82         4.35         4.26
         First Payment Date         4/25/2009    6/25/2008    9/25/2007    6/25/2007     7/25/2007    9/25/2007    11/25/2007
         Expected Final Maturity    6/25/2027    1/25/2025    9/25/2021    7/25/2017     10/25/2014   11/25/2012   5/25/2011
         Window                      60 - 278     50 - 249     41 - 209     38 - 159      39 - 126     41 - 103     43 - 85
------------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                    10.85        9.28         7.55         5.70          4.70         4.16         3.90
         First Payment Date         4/25/2009    6/25/2008    9/25/2007    5/25/2007     6/25/2007    8/25/2007    9/25/2007
         Expected Final Maturity    3/25/2025    9/25/2022    7/25/2019    11/25/2015    5/25/2013    9/25/2011    6/25/2010
         Window                      60 - 251     50 - 221     41 - 183     37 - 139      38 - 109     40 - 89      41 - 74
------------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                    10.74        9.18         7.46         5.63          4.61         4.06         3.78
         First Payment Date         4/25/2009    6/25/2008    9/25/2007    5/25/2007     6/25/2007    7/25/2007    8/25/2007
         Expected Final Maturity    12/25/2023   6/25/2021    5/25/2018    12/25/2014    9/25/2012    2/25/2011    12/25/2009
         Window                      60 - 236     50 - 206     41 - 169     37 - 128      38 - 101     39 - 82      40 - 68
------------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                    10.61        9.06         7.35         5.54          4.55         3.99         3.68
         First Payment Date         4/25/2009    6/25/2008    9/25/2007    5/25/2007     6/25/2007    6/25/2007    7/25/2007
         Expected Final Maturity    10/25/2022   5/25/2020    7/25/2017    4/25/2014     2/25/2012    8/25/2010    7/25/2009
         Window                     60 - 222     50 - 193     41 - 159     37 - 120      38 - 94      38 - 76      39 - 63
------------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                    10.36        8.83         7.16         5.40          4.42         3.86         3.55
         First Payment Date         4/25/2009    6/25/2008    9/25/2007    5/25/2007     5/25/2007    6/25/2007    6/25/2007
         Expected Final Maturity    6/25/2021    2/25/2019    6/25/2016    6/25/2013     6/25/2011    2/25/2010    2/25/2009
         Window                      60 - 206     50 - 178     41 - 146     37 - 110      37 - 86      38 - 70      38 - 58
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

CPR Sensitivity                                                   CPR Sensitivity
To CALL                                                           To MATURITY
CPR (%)                     20           25          30           CPR (%)                     20            25          30
--------------------------------------------------------------    ------------------------------------------------------------------
A-2     WAL (yrs)           3.25         2.54        2.01         A-2     WAL (yrs)           3.51          2.76        2.2
        First Payment Date  5/25/2004    5/25/2004   5/25/2004            First Payment Date  5/25/2004     5/25/2004   5/25/2004
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      11/25/2024    2/25/2021   4/25/2018
        Maturity                                                          Maturity
        Window              1 - 116      1 - 92      1 - 75               Window              1 - 247       1 - 202     1 - 168
--------------------------------------------------------------    ------------------------------------------------------------------
M-1     WAL (yrs)             6.32         5.15        4.59       M-1     WAL (yrs)           6.98          5.69        5.04
        First Payment Date  5/25/2007    8/25/2007   11/25/2007           First Payment Date  5/25/2007     8/25/2007   11/25/2007
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      9/25/2021     5/25/2018   11/25/2015
        Maturity                                                          Maturity
        Window              37 - 116     40 - 92     43 - 75              Window              37 - 209      40 - 169    43 - 139
--------------------------------------------------------------    ------------------------------------------------------------------
M-2     WAL (yrs)           6.32         5.11        4.42         M-2     WAL (yrs)           6.91          5.58        4.82
        First Payment Date  5/25/2007    6/25/2007   8/25/2007            First Payment Date  5/25/2007     6/25/2007   8/25/2007
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      3/25/2020     2/25/2017   10/25/2014
        Maturity                                                          Maturity
        Window              37 - 116     38 - 92     40 - 75              Window              37 - 191      38 - 154    40 - 126
--------------------------------------------------------------    ------------------------------------------------------------------
M-3     WAL (yrs)           6.32         5.09        4.36         M-3     WAL (yrs)           6.81          5.48        4.68
        First Payment Date  5/25/2007    6/25/2007   7/25/2007            First Payment Date  5/25/2007     6/25/2007   7/25/2007
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      3/25/2018     6/25/2015   6/25/2013
        Maturity                                                          Maturity
        Window              37 - 116     38 - 92     39 - 75              Window              37 - 167      38 - 134    39 - 110
--------------------------------------------------------------    ------------------------------------------------------------------
B-1     WAL (yrs)           6.32         5.08        4.34         B-1     WAL (yrs)           6.73          5.41        4.61
        First Payment Date  5/25/2007    5/25/2007   6/25/2007            First Payment Date  5/25/2007     5/25/2007   6/25/2007
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      3/25/2017     7/25/2014   9/25/2012
        Maturity                                                          Maturity
        Window              37 - 116     37 - 92     38 - 75              Window              37 - 155      37 - 123    38 - 101
--------------------------------------------------------------    ------------------------------------------------------------------
B-2     WAL (yrs)           6.32         5.07        4.32         B-2     WAL (yrs)           6.63          5.32        4.53
        First Payment Date  5/25/2007    5/25/2007   6/25/2007            First Payment Date  5/25/2007     5/25/2007   6/25/2007
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      4/25/2016     11/25/2013  2/25/2012
        Maturity                                                          Maturity
        Window              37 - 116     37 - 92     38 - 75              Window              37 - 144      37 - 115    38 - 94
--------------------------------------------------------------    ------------------------------------------------------------------
B-3     WAL (yrs)           6.32         5.07        4.31         B-3     WAL (yrs)           6.45          5.17        4.4
        First Payment Date  5/25/2007    5/25/2007   5/25/2007            First Payment Date  5/25/2007     5/25/2007   5/25/2007
        Expected Final      12/25/2013   12/25/2011  7/25/2010            Expected Final      5/25/2015     1/25/2013   6/25/2011
        Maturity                                                          Maturity
        Window              37 - 116     37 - 92     37 - 75              Window              37 - 133      37 - 105    37 - 86

Breakeven CDR Analysis
----------------------

Assumptions:
------------
PPC: 100%
Triggers in effect (i.e. Triggers Failing)
Forward LIBOR
Lag   to  Recovery: 12 Months
Loss Severity: 50%
To Maturity


Class               CDR               Cumulative Loss (1)
-----             --------            -------------------
 M-1               15.846                  19.20%
 M-2               10.678                  14.45%
 M-3                9.156                  12.83%
 B-1                8.241                  11.80%
 B-2                7.493                  10.93%
 B-3                6.914                  10.23%
(1) As a percentage of the mortgage loan balance as of the cut-off date.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

                                                  Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date    A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)    B-3 Cap (%)
-----------------    -----------     -----------      -----------      -----------      -----------      -----------    -----------
                     Actual/360      Actual/360       Actual/360       Actual/360       Actual/360       Actual/360     Actual/360

May 2004               9.25             9.25             9.25             9.25             9.25             9.25           9.25
June 2004              9.25             9.25             9.25             9.25             9.25             9.25           9.25
July 2004              9.25             9.25             9.25             9.25             9.25             9.25           9.25
August 2004            9.25             9.25             9.25             9.25             9.25             9.25           9.25
September 2004         9.25             9.25             9.25             9.25             9.25             9.25           9.25
October 2004           9.25             9.25             9.25             9.25             9.25             9.25           9.25
November 2004          9.25             9.25             9.25             9.25             9.25             9.25           9.25
December 2004          9.25             9.25             9.25             9.25             9.25             9.25           9.25
January 2005           9.25             9.25             9.25             9.25             9.25             9.25           9.25
February 2005          9.25             9.25             9.25             9.25             9.25             9.25           9.25
March 2005             9.25             9.25             9.25             9.25             9.25             9.25           9.25
April 2005             9.25             9.25             9.25             9.25             9.25             9.25           9.25
May 2005               9.25             9.25             9.25             9.25             9.25             9.25           9.25
June 2005              9.25             9.25             9.25             9.25             9.25             9.25           9.25
July 2005              9.25             9.25             9.25             9.25             9.25             9.25           9.25
August 2005            9.25             9.25             9.25             9.25             9.25             9.25           9.25
September 2005         9.25             9.25             9.25             9.25             9.25             9.25           9.25
October 2005           9.25             9.25             9.25             9.25             9.25             9.25           9.25
November 2005          9.25             9.25             9.25             9.25             9.25             9.25           9.25
December 2005          9.25             9.25             9.25             9.25             9.25             9.25           9.25
January 2006           9.25             9.25             9.25             9.25             9.25             9.25           9.25
February 2006          9.25             9.25             9.25             9.25             9.25             9.25           9.25
March 2006             9.25             9.25             9.25             9.25             9.25             9.25           9.25
April 2006             9.25             9.25             9.25             9.25             9.25             9.25           9.25
May 2006               9.25             9.25             9.25             9.25             9.25             9.25           9.25
June 2006              9.25             9.25             9.25             9.25             9.25             9.25           9.25
July 2006              9.25             9.25             9.25             9.25             9.25             9.25           9.25
August 2006            9.25             9.25             9.25             9.25             9.25             9.25           9.25
September 2006         9.25             9.25             9.25             9.25             9.25             9.25           9.25
October 2006           9.25             9.25             9.25             9.25             9.25             9.25           9.25
November 2006          9.25             9.25             9.25             9.25             9.25             9.25           9.25
December 2006          9.25             9.25             9.25             9.25             9.25             9.25           9.25
January 2007           9.25             9.25             9.25             9.25             9.25             9.25           9.25
February 2007          9.69             9.32             9.32             9.32             9.32             9.32           9.32
March 2007            10.76            10.32            10.32            10.32            10.32            10.32          10.32
April 2007             9.76             9.32             9.32             9.32             9.32             9.32           9.32

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate
Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2)Assumes 100% prepayment assumption, 10% optional clean-up call is not exercised, no losses and a 1 month and 6 month LIBOR rate of 20%.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

                                                  Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date   A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)     B-3 Cap (%)
-----------------   -----------     -----------      -----------      -----------     -----------     -----------     -----------
                    Actual/360      Actual/360       Actual/360       Actual/360      Actual/360      Actual/360      Actual/360

May 2007               29.03            9.63             9.63             9.63            9.63            9.63            9.63
June 2007              12.00            9.32             9.32             9.32            9.32            9.32            9.32
July 2007              12.33            9.65             9.65             9.65            9.65            9.65            9.65
August 2007            12.64           10.25            10.25            10.25           10.25           10.25           10.25
September 2007         12.57           10.25            10.25            10.25           10.25           10.25           10.25
October 2007           12.97           10.59            10.59            10.59           10.59           10.59           10.59
November 2007          12.56           10.25            10.25            10.25           10.25           10.25           10.25
December 2007          12.97           10.59            10.59            10.59           10.59           10.59           10.59
January 2008           12.56           10.26            10.26            10.26           10.26           10.26           10.26
February 2008          13.09           10.88            10.88            10.88           10.88           10.88           10.88
March 2008             14.00           11.63            11.63            11.63           11.63           11.63           11.63
April 2008             13.09           10.88            10.88            10.88           10.88           10.88           10.88
May 2008               13.53           11.24            11.24            11.24           11.24           11.24           11.24
June 2008              13.09           10.88            10.88            10.88           10.88           10.88           10.88
July 2008              13.53           11.24            11.24            11.24           11.24           11.24           11.24
August 2008            13.13           10.92            10.92            10.92           10.92           10.92           10.92
September 2008         13.13           10.92            10.92            10.92           10.92           10.92           10.92
October 2008           13.56           11.29            11.29            11.29           11.29           11.29           11.29
November 2008          13.12           10.92            10.92            10.92           10.92           10.92           10.92
December 2008          13.56           11.28            11.28            11.28           11.28           11.28           11.28
January 2009           13.12           10.92            10.92            10.92           10.92           10.92           10.92
February 2009          13.15           10.95            10.95            10.95           10.95           10.95           10.95
March 2009             14.56           12.12            12.12            12.12           12.12           12.12           12.12
April 2009             13.15           10.95            10.95            10.95           10.95           10.95           10.95
May 2009               13.58           11.31            11.31            11.31           11.31           11.31           11.31
June 2009              13.15           10.95            10.95            10.95           10.95           10.95           10.95
July 2009              13.58           11.31            11.31            11.31           11.31           11.31           11.31
August 2009            13.14           10.94            10.94            10.94           10.94           10.94           10.94
September 2009         13.14           10.94            10.94            10.94           10.94           10.94           10.94
October 2009           13.58           11.31            11.31            11.31           11.31           11.31           11.31
November 2009          13.14           10.94            10.94            10.94           10.94           10.94           10.94
December 2009          13.58           11.31            11.31            11.31           11.31           11.31           11.31
January 2010           13.14           10.94            10.94            10.94           10.94           10.94           10.94
February 2010          13.14           10.94            10.94            10.94           10.94           10.94           10.94
March 2010             14.55           12.11            12.11            12.11           12.11           12.11           12.11
April 2010             13.14           10.94            10.94            10.94           10.94           10.94           10.94

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate
Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Assumes 100% prepayment assumption, 10% optional clean-up call is not exercised, no losses and a 1 month and 6 month LIBOR rate of 20%.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

                                                  Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date    A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)     B-3 Cap (%)
-----------------    -----------     -----------      -----------      -----------     -----------     -----------     -----------
                     Actual/360      Actual/360       Actual/360       Actual/360      Actual/360      Actual/360      Actual/360

May 2010               13.58           11.30            11.30            11.30           11.30           11.30           11.30
June 2010              13.14           10.94            10.94            10.94           10.94           10.94           10.94
July 2010              13.58           11.30            11.30            11.30           11.30           11.30           11.30
August 2010            13.14           10.93            10.93            10.93           10.93           10.93           10.93
September 2010         13.14           10.93            10.93            10.93           10.93           10.93           10.93
October 2010           13.57           11.30            11.30            11.30           11.30           11.30           11.30
November 2010          13.14           10.93            10.93            10.93           10.93           10.93           10.93
December 2010          13.57           11.30            11.30            11.30           11.30           11.30           11.30
January 2011           13.14           10.93            10.93            10.93           10.93           10.93           10.93
February 2011          13.14           10.93            10.93            10.93           10.93           10.93           10.93
March 2011             14.54           12.10            12.10            12.10           12.10           12.10           12.10
April 2011             13.14           10.93            10.93            10.93           10.93           10.93           10.93
May 2011               13.57           11.29            11.29            11.29           11.29           11.29           11.29
June 2011              13.14           10.93            10.93            10.93           10.93           10.93           10.93
July 2011              13.57           11.29            11.29            11.29           11.29           11.29           11.29
August 2011            13.13           10.93            10.93            10.93           10.93           10.93           10.93
September 2011         13.13           10.93            10.93            10.93           10.93           10.93           10.93
October 2011           13.57           11.29            11.29            11.29           11.29           11.29           11.29
November 2011          13.14           10.93            10.93            10.93           10.93           10.93           10.93
December 2011          13.57           11.29            11.29            11.29           11.29           11.29           11.29
January 2012           13.14           10.93            10.93            10.93           10.93           10.93           10.93
February 2012          13.14           10.93            10.93            10.93           10.93           10.93           10.93
March 2012             14.04           11.68            11.68            11.68           11.68           11.68           11.68
April 2012             12.97           10.93            10.93            10.93           10.93           10.93           10.93
May 2012               11.29           11.29            11.29            11.29           11.29           11.29           11.29
June 2012              10.95           10.93            10.93            10.93           10.93           10.93           10.93
July 2012              11.33           11.29            11.29            11.29           11.29           11.29           11.29
August 2012            10.99           10.93            10.93            10.93           10.93           10.93           10.93
September 2012         11.01           10.93            10.93            10.93           10.93           10.93           10.93
October 2012           11.40           11.29            11.29            11.29           11.29           11.29           11.29
November 2012          11.06           10.93            10.93            10.93           10.93           10.93           10.93
December 2012          11.45           11.29            11.29            11.29           11.29           11.29           11.29
January 2013           11.11           10.93            10.93            10.93           10.93           10.93           10.93
February 2013          11.13           10.93            10.93            10.93           10.93           10.93           10.93
March 2013             12.36           12.10            12.10            12.10           12.10           12.10           12.10
April 2013             11.19           10.93            10.93            10.93           10.93           10.93           10.93

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate
Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Assumes 100% prepayment assumption, 10% optional clean-up call is not exercised, no losses and a 1 month and 6 month LIBOR rate of 20%.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

                                                  Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date    A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)     B-3 Cap (%)
-----------------    -----------     -----------      -----------      -----------     -----------     -----------     -----------
                     Actual/360      Actual/360       Actual/360       Actual/360      Actual/360      Actual/360      Actual/360

May 2013                11.59           11.29            11.29            11.29           11.29           11.29           11.29
June 2013               11.24           10.93            10.93            10.93           10.93           10.93           10.93
July 2013               11.65           11.29            11.29            11.29           11.29           11.29           11.29
August 2013             11.30           10.93            10.93            10.93           10.93           10.93           10.93
September 2013          11.33           10.93            10.93            10.93           10.93           10.93             -
October 2013            11.74           11.30            11.30            11.30           11.30           11.30             -
November 2013           11.40           10.93            10.93            10.93           10.93           10.93             -
December 2013           11.81           11.30            11.30            11.30           11.30           11.30             -
January 2014            11.46           10.93            10.93            10.93           10.93           10.93             -
February 2014           11.50           10.93            10.93            10.93           10.93           10.93             -
March 2014              12.77           12.11            12.11            12.11           12.11           12.11             -
April 2014              11.57           10.94            10.94            10.94           10.94           10.94             -
May 2014                12.00           11.30            11.30            11.30           11.30           11.30             -
June 2014               11.65           10.94            10.94            10.94           10.94           10.94             -
July 2014               12.08           11.30            11.30            11.30           11.30             -               -
August 2014             11.73           10.94            10.94            10.94           10.94             -               -
September 2014          11.77           10.94            10.94            10.94           10.94             -               -
October 2014            12.21           11.31            11.31            11.31           11.31             -               -
November 2014           11.86           10.95            10.95            10.95           10.95             -               -
December 2014           12.30           11.31            11.31            11.31           11.31             -               -
January 2015            11.95           10.95            10.95            10.95           10.95             -               -
February 2015           12.00           10.95            10.95            10.95           10.95             -               -
March 2015              13.34           12.12            12.12            12.12             -               -               -
April 2015              12.10           10.95            10.95            10.95             -               -               -
May 2015                12.56           11.32            11.32            11.32             -               -               -
June 2015               12.21           10.96            10.96            10.96             -               -               -
July 2015               12.67           11.32            11.32            11.32             -               -               -
August 2015             12.32           10.96            10.96            10.96             -               -               -
September 2015          12.38           10.96            10.96            10.96             -               -               -
October 2015            12.85           11.33            11.33            11.33             -               -               -
November 2015           12.50           10.97            10.97            10.97             -               -               -
December 2015           12.98           11.34            11.34            11.34             -               -               -
January 2016            12.63           10.97            10.97            10.97             -               -               -
February 2016           12.69           10.97            10.97              -               -               -               -
March 2016              13.64           11.73            11.73              -               -               -               -
April 2016              12.83           10.98            10.98              -               -               -               -



(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate
Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Assumes 100% prepayment assumption, 10% optional clean-up call is not exercised, no losses and a 1 month and 6 month LIBOR rate of 20%.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

                                                  Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date     A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)     B-3 Cap (%)
-----------------     -----------     -----------      -----------      -----------     -----------     -----------     -----------
                      Actual/360      Actual/360       Actual/360       Actual/360      Actual/360      Actual/360      Actual/360

May 2016                13.33           11.35            11.35              -               -               -               -
June 2016               12.98           10.99            10.99              -               -               -               -
July 2016               13.49           11.36            11.36              -               -               -               -
August 2016             13.13           10.99            10.99              -               -               -               -
September 2016          13.21           11.00            11.00              -               -               -               -
October 2016            13.74           11.37            11.37              -               -               -               -
November 2016           13.38           11.00            11.00              -               -               -               -
December 2016           13.92           11.37            11.37              -               -               -               -
January 2017            13.56           11.01            11.01              -               -               -               -
February 2017           13.65           11.01            11.01              -               -               -               -
March 2017              15.22           12.20            12.20              -               -               -               -
April 2017              13.84           11.02            11.02              -               -               -               -
May 2017                14.40           11.39            11.39              -               -               -               -
June 2017               14.04           11.03            11.03              -               -               -               -
July 2017               14.62           11.40            11.40              -               -               -               -
August 2017             14.26           11.04            11.04              -               -               -               -
September 2017          14.37           11.04            11.04              -               -               -               -
October 2017            14.97           11.42            11.42              -               -               -               -
November 2017           14.60           11.05              -                -               -               -               -
December 2017           15.21           11.43              -                -               -               -               -
January 2018            14.85           11.06              -                -               -               -               -
February 2018           14.97           11.07              -                -               -               -               -
March 2018              16.72           12.26              -                -               -               -               -
April 2018              15.24           11.08              -                -               -               -               -
May 2018                15.89           11.45              -                -               -               -               -
June 2018               15.52           11.09              -                -               -               -               -
July 2018               16.19           11.47              -                -               -               -               -
August 2018             15.82           11.10              -                -               -               -               -
September 2018          15.98           11.11              -                -               -               -               -
October 2018            16.67           11.49              -                -               -               -               -
November 2018           16.30           11.12              -                -               -               -               -
December 2018           17.02           11.50              -                -               -               -               -
January 2019            16.64           11.13              -                -               -               -               -
February 2019           16.82           11.14              -                -               -               -               -
March 2019              18.86             -                -                -               -               -               -
April 2019              17.34             -                -

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate
Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Assumes 100% prepayment assumption, 10% optional clean-up call is not exercised, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1

                                                  Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date     A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)      B-1 Cap (%)     B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------     -----------      -----------      -----------      -----------     -----------    -----------
                      Actual/360      Actual/360       Actual/360       Actual/360       Actual/360      Actual/360     Actual/360

May 2019                18.24              -                 -                -                -               -              -
June 2019               18.00              -                 -                -                -               -              -
July 2019               18.97              -                 -                -                -               -              -
August 2019             18.74              -                 -                -                -               -              -
September 2019          19.15              -                 -                -                -               -              -
October 2019            20.25              -                 -                -                -               -              -
November 2019           20.07              -                 -                -                -               -              -
December 2019           21.27              -                 -                -                -               -              -
January 2020            21.14              -                 -                -                -               -              -
February 2020           21.74              -                 -                -                -               -              -
March 2020              23.94              -                 -                -                -               -              -
April 2020              23.10              -                 -                -                -               -              -
May 2020                24.67              -                 -                -                -               -              -
June 2020               24.73              -                 -                -                -               -              -
July 2020               26.53              -                 -                -                -               -              -
August 2020             26.72              -                 -                -                -               -              -
September 2020          27.88              -                 -                -                -               -              -
October 2020            30.15              -                 -                -                -               -              -
November 2020           30.64              -                 -                -                -               -              -
December 2020           33.39              -                 -                -                -               -              -
January 2021            34.22              -                 -                -                -               -              -
February 2021           36.43              -                 -                -                -               -              -
March 2021              43.19              -                 -                -                -               -              -
April 2021              42.07              -                 -                -                -               -              -
May 2021                47.28              -                 -                -                -               -              -
June 2021               47.18              -                 -                -                -               -              -
July 2021               53.43              -                 -                -                -               -              -
August 2021             57.48              -                 -                -                -               -              -
September 2021          64.95              -                 -                -                -               -              -
October 2021            77.46              -                 -                -                -               -              -
November 2021           89.08              -                 -                -                -               -              -
December 2021          114.19              -                 -                -                -               -              -
January 2022           146.82              -                 -                -                -               -              -
February 2022          221.83              -                 -                -                -               -              -
March 2022                  *              -                 -                -                -               -              -
April 2022                -                -                 -

*In March 2022, the Class A-2 Certificate Balance would have a balance of $128,038 and would be paid $68,981 in interest.

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate
Interest,
Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Assumes 100% prepayment assumption, 10% optional clean-up call is not exercised, no losses and a 1 month and 6 month LIBOR rate of 20%.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group                     March 23, 2004
Securitized Asset Backed Receivables LLC Trust 2004-NC1


                                                    Interest Rate Cap Schedules

                            Class A-2 Cap Notional Balance                                  Class M Cap Notional Balance
                      ----------------------------------------------            -------------------------------------------------

Distribution Date     Balance($)    Strike%    Ceiling%   Multiplier            Balance($)   Strike%    Ceiling%     Multiplier
-----------------     ----------    -------    ---------  ----------            ----------   -------    ---------    ----------
May 2004              27,590,300      6.99       9.02       10.00               14,338,800     6.05       8.33         10.00
June 2004             27,011,455      6.61       9.02       10.00               14,338,800     5.64       8.33         10.00
July 2004             26,424,332      6.92       9.02       10.00               14,338,800     5.90       8.33         10.00
August 2004           25,828,859      6.73       9.02       10.00               14,338,800     5.70       8.33         10.00
September 2004        25,225,039      6.73       9.02       10.00               14,338,800     5.70       8.33         10.00
October 2004          24,612,958      6.97       9.02       10.00               14,338,800     5.92       8.33         10.00
November 2004         23,992,788      6.75       9.02       10.00               14,338,800     5.70       8.33         10.00
December 2004         23,364,786      6.99       9.02       10.00               14,338,800     5.92       8.33         10.00
January 2005          22,729,293      6.76       9.02       10.00               14,338,800     5.70       8.33         10.00
February 2005         22,086,729      6.77       9.02       10.00               14,338,800     5.70       8.33         10.00
March 2005            21,437,595      7.53       9.02       10.00               14,338,800     6.41       8.33         10.00
April 2005            20,782,467      6.78       9.02       10.00               14,338,800     5.70       8.33         10.00
May 2005              20,137,702      7.03       9.02       10.00               14,338,800     5.92       8.33         10.00
June 2005             19,508,029      6.80       9.02       10.00               14,338,800     5.70       8.33         10.00
July 2005             18,893,097      7.05       9.02       10.00               14,338,800     5.92       8.33         10.00
August 2005           18,292,562      6.82       9.02       10.00               14,338,800     5.70       8.33         10.00
September 2005        17,706,091      6.83       9.02       10.00               14,338,800     5.70       8.33         10.00
October 2005          17,133,355      7.08       9.02       10.00               14,338,800     5.92       8.33         10.00
November 2005         16,574,036      6.85       9.02       10.00               14,338,800     5.70       8.33         10.00
December 2005         16,027,821      7.10       9.02       10.00               14,338,800     5.92       8.33         10.00
January 2006          15,494,406      6.88       9.02       10.00               14,338,800     5.72       8.33         10.00
February 2006         14,973,506      7.64       9.02       10.00               14,338,800     6.59       8.33         10.00
March 2006            14,467,045      8.50       9.02       10.00               14,338,800     7.39       8.33         10.00
April 2006            13,972,410      7.67       9.02       10.00               14,338,800     6.59       8.33         10.00
May 2006              13,489,325      7.95       9.02       10.00               14,338,800     6.84       8.33         10.00
June 2006             13,017,523      7.70       9.02       10.00               14,338,800     6.59       8.33         10.00
July 2006             12,556,742      7.99       9.02       10.00               14,338,800     6.86       8.33         10.00
August 2006           12,106,736      8.50       9.02       10.00               14,338,800     7.47       8.33         10.00
September 2006        11,668,790      8.52       9.02       10.00               14,338,800     7.47       8.33         10.00
October 2006          11,241,048      8.83       9.02       10.00               14,338,800     7.75       8.33         10.00
November 2006         10,823,273      8.57       9.02       10.00               14,338,800     7.47       8.33         10.00
December 2006         10,415,235      8.89       9.02       10.00               14,338,800     7.75       8.33         10.00
January 2007          10,016,708      8.63       9.02       10.00               14,338,800     7.49       8.33         10.00
February 2007              -           -          -           -                      -          -          -             -


Table Continued

                              Class B Cap Notional Balance
                      ----------------------------------------------

Distribution Date     Balance($)    Strike%    Ceiling%    Multiplier
-----------------     ----------    -------    --------   -----------
May 2004              3,437,100       4.69       6.97       10.00
June 2004             3,437,100       4.28       6.97       10.00
July 2004             3,437,100       4.54       6.97       10.00
August 2004           3,437,100       4.34       6.97       10.00
September 2004        3,437,100       4.34       6.97       10.00
October 2004          3,437,100       4.56       6.97       10.00
November 2004         3,437,100       4.34       6.97       10.00
December 2004         3,437,100       4.56       6.97       10.00
January 2005          3,437,100       4.34       6.97       10.00
February 2005         3,437,100       4.34       6.97       10.00
March 2005            3,437,100       5.05       6.97       10.00
April 2005            3,437,100       4.34       6.97       10.00
May 2005              3,437,100       4.56       6.97       10.00
June 2005             3,437,100       4.34       6.97       10.00
July 2005             3,437,100       4.56       6.97       10.00
August 2005           3,437,100       4.34       6.97       10.00
September 2005        3,437,100       4.34       6.97       10.00
October 2005          3,437,100       4.56       6.97       10.00
November 2005         3,437,100       4.34       6.97       10.00
December 2005         3,437,100       4.56       6.97       10.00
January 2006          3,437,100       4.36       6.97       10.00
February 2006         3,437,100       5.23       6.97       10.00
March 2006            3,437,100       6.03       6.97       10.00
April 2006            3,437,100       5.23       6.97       10.00
May 2006              3,437,100       5.48       6.97       10.00
June 2006             3,437,100       5.23       6.97       10.00
July 2006             3,437,100       5.50       6.97       10.00
August 2006           3,437,100       6.11       6.97       10.00
September 2006        3,437,100       6.11       6.97       10.00
October 2006          3,437,100       6.39       6.97       10.00
November 2006         3,437,100       6.11       6.97       10.00
December 2006         3,437,100       6.39       6.97       10.00
January 2007          3,437,100       6.13       6.97       10.00
February 2007             -            -          -           -



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records


Summary Statistics
-------------------------------------------------------
As-of / Cut-off Date: 2004-04-01
Number of Mortgage Loans: 6,729
Aggregate Principal Balance ($): 1,074,074,290
Weighted Average Current Mortgage Rate (%): 7.253
Non-Zero Weighted Average Margin (%): 5.755
Non-Zero Weighted Average Maximum Rate (%): 14.184
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 351
Weighted Average Stated Remaining Term (months): 347
Weighted Average Combined Original LTV (%): 80.86
% First Liens: 98.51
% Owner Occupied: 92.90
% Purchase: 25.46
% Full Documentation: 56.58
Non-Zero Weighted Average FICO Score:      610


                                                                                 % of Mortgage   Weighted   Weighted      Weighted
                                                                                  Loan Pool by    Average    Average       Average
                                               Number of          Aggregate          Aggregate      Gross  Remaining      Combined
Product                                         Mortgage       Cut-off Date       Cut-off Date   Interest       Term      Original
Types                                              Loans  Principal Balance  Principal Balance       Rate   (months)        LTV(%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                       24         $1,307,075              0.12%      8.051        117        68.37%
Fixed - 15 Year                                      324         29,154,673               2.71      7.465        177         72.01
Fixed - 20 Year                                      441         29,466,849               2.74      8.750        237         87.91
Fixed - 25 Year                                       10          1,320,299               0.12      7.105        297         76.32
Fixed - 30 Year                                    1,695        270,558,655              25.19      7.256        357         79.87
ARM - 1 Month LIBOR/10 Year Interest Only             53         15,430,959               1.44      4.779        297         80.88
ARM - 2 Year/6 Month LIBOR                         3,956        688,471,467              64.10      7.246        357         81.25
ARM - 3 Year/6 Month LIBOR                           226         38,364,314               3.57      7.015        357         82.79
----------------------------------------------------------------------------------------------------------------------------------
Total:                                             6,729     $1,074,074,290            100.00%      7.253        347        80.86%


                                                                                 % of Mortgage   Weighted   Weighted      Weighted
Range of                                                                          Loan Pool by    Average    Average       Average
Gross                                          Number of          Aggregate          Aggregate      Gross  Remaining      Combined
Interest                                        Mortgage       Cut-off Date       Cut-off Date   Interest       Term      Original
Rates (%)                                          Loans  Principal Balance  Principal Balance       Rate   (months)        LTV(%)
----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                                       50        $13,294,877              1.24%      4.608        308        79.85%
5.000% - 5.999%                                      448        105,169,907               9.79      5.666        348         75.82
6.000% - 6.999%                                    1,834        363,409,170              33.83      6.595        350         79.73
7.000% - 7.999%                                    2,197        358,655,008              33.39      7.498        351         82.85
8.000% - 8.999%                                    1,347        169,581,075              15.79      8.424        348         81.69
9.000% - 9.999%                                      582         47,969,382               4.47      9.418        325         80.96
10.000% - 10.999%                                    255         14,874,683               1.38     10.361        288         87.76
11.000% - 11.999%                                     16          1,120,188               0.10     11.338        342         73.17
----------------------------------------------------------------------------------------------------------------------------------
Total:                                             6,729     $1,074,074,290            100.00%      7.253        347        80.86%
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 11.650%
Weighted Average: 7.253%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
                                                                          1 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records


                                                                   % of Mortgage         Weighted      Weighted
Range of                                                            Loan Pool by          Average       Average           Weighted
Cut-off                        Number of           Aggregate           Aggregate            Gross     Remaining            Average
Date Principal                  Mortgage        Cut-off Date        Cut-off Date         Interest         Term            Combined
Balances ($)                       Loans   Principal Balance   Principal Balance             Rate      (months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                          25            $559,600               0.05%          10.260%           232             99.86%
$25,001 - $50,000                    560          22,592,245                2.10            8.911           288              79.14
$50,001 - $75,000                    821          51,448,256                4.79            8.286           317              78.24
$75,001 - $100,000                   866          75,781,377                7.06            7.883           338              79.57
$100,001 - $125,000                  831          93,598,783                8.71            7.512           345              79.60
$125,001 - $150,000                  678          93,207,435                8.68            7.495           350              80.57
$150,001 - $175,000                  589          95,681,302                8.91            7.290           351              79.46
$175,001 - $200,000                  491          92,214,204                8.59            7.199           352              78.99
$200,001 - $225,000                  398          84,671,821                7.88            7.235           353              80.79
$225,001 - $250,000                  314          74,715,239                6.96            6.929           351              80.92
$250,001 - $275,000                  266          69,793,900                6.50            6.950           355              81.89
$275,001 - $300,000                  197          56,634,104                5.27            7.020           354              82.14
$300,001 - $325,000                  157          49,052,514                4.57            6.904           356              83.25
$325,001 - $350,000                  133          44,803,220                4.17            6.964           351              83.85
$350,001 - $375,000                  111          40,240,037                3.75            6.762           355              85.06
$375,001 - $400,000                   85          33,005,646                3.07            6.789           350              84.10
$400,001 - $425,000                   46          18,991,240                1.77            6.597           348              82.46
$425,001 - $450,000                   49          21,492,469                2.00            6.694           349              80.67
$450,001 - $475,000                   29          13,445,091                1.25            6.632           355              85.02
$475,001 - $500,000                   62          30,443,477                2.83            6.742           350              79.67
$500,001 - $750,000                   21          11,702,329                1.09            6.229           345              80.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             6,729      $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $19,920
Maximum: $668,000
Average: $159,619

                                                                   % of Mortgage         Weighted      Weighted
                                                                    Loan Pool by          Average       Average           Weighted
Original                       Number of           Aggregate           Aggregate            Gross     Remaining            Average
Terms                           Mortgage        Cut-off Date        Cut-off Date         Interest         Term            Combined
(month)                            Loans   Principal Balance   Principal Balance             Rate      (months)   Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                   24          $1,307,075                 0.1           8.051%           117             68.37%
180                                  324          29,154,673                 2.7            7.465           177              72.01
240                                  441          29,466,849                 2.7            8.750           237              87.91
300                                   63          16,751,258                 1.5            4.962           297              80.52
360                                5,877         997,394,436                92.8            7.240           357              80.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             6,729      $1,074,074,290               100.0           7.253%           347              80.86%
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 351



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
                                                                          2 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Remaining                    Number of            Aggregate          Aggregate             Gross     Remaining           Average
Terms                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
(month)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                            24       $    1,307,075               0.12%            8.051%          117             68.37%
121 - 180                          324           29,154,673               2.71             7.465           177             72.01
181 - 240                          441           29,466,849               2.74             8.750           237             87.91
241 - 300                           63           16,751,258               1.56             4.962           297             80.52
301 - 360                        5,877          997,394,436              92.86             7.240           357             80.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 357
Weighted Average: 347


                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Combined                     Number of            Aggregate          Aggregate             Gross     Remaining           Average
Original                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
LTV Ratios (%)                   Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                      2       $      348,821               0.03%            7.143%          331             12.86%
15.01% - 20.00%                      2              110,879               0.01             7.925           260             17.42
20.01% - 25.00%                     13              919,512               0.09             7.346           298             23.14
25.01% - 30.00%                     25            1,685,522               0.16             7.076           321             27.29
30.01% - 35.00%                     23            2,555,497               0.24             6.905           328             32.68
35.01% - 40.00%                     21            1,730,883               0.16             7.160           304             37.69
40.01% - 45.00%                     58            6,873,631               0.64             7.223           342             42.55
45.01% - 50.00%                     86           10,887,493               1.01             6.830           331             47.83
50.01% - 55.00%                    107           14,544,281               1.35             7.059           336             52.93
55.01% - 60.00%                    168           21,673,782               2.02             7.057           337             57.85
60.01% - 65.00%                    278           41,747,814               3.89             7.102           346             63.29
65.01% - 70.00%                    472           75,404,139               7.02             7.230           346             68.64
70.01% - 75.00%                    662          107,518,888              10.01             7.344           346             73.90
75.01% - 80.00%                  1,854          293,916,369              27.36             7.054           349             79.54
80.01% - 85.00%                    921          155,214,371              14.45             7.364           350             84.55
85.01% - 90.00%                  1,044          193,128,913              17.98             7.204           352             89.60
90.01% - 95.00%                    349           67,381,318               6.27             7.273           355             94.75
95.01% - 100.00%                   644           78,432,179               7.30             8.026           331             99.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.50%
Maximum: 100.00%
Weighted Average: 80.86%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
                                                                          3 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
of                           Number of            Aggregate          Aggregate             Gross     Remaining           Average
Gross                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Margins (%)                      Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,494       $  331,807,551              30.89%            7.410%          329             79.84%
1.000% - 3.500%                     38           10,762,074               1.00             4.582           297             80.46
3.501% - 4.000%                     10            3,194,131               0.30             5.109           297             83.28
4.001% - 4.500%                      7            1,812,043               0.17             5.766           303             80.85
5.001% - 5.500%                    901          161,346,475              15.02             6.898           357             81.65
5.501% - 6.000%                  2,438          436,656,376              40.65             7.172           357             83.19
6.001% - 6.500%                    530           84,271,638               7.85             7.599           357             76.35
6.501% - 7.000%                    308           43,779,193               4.08             8.374           357             71.10
7.001% - 7.500%                      1              200,632               0.02             8.500           357             70.28
7.501% - 8.000%                      1              130,878               0.01             7.800           357             75.00
8.501% - 9.000%                      1              113,301               0.01             8.700           357             100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:                                                                                                          1.000%
Maximum: 8.700%
Non-Zero Weighted Average: 5.755%

Range                                                            % of Mortgage          Weighted      Weighted
of                                                                Loan Pool by           Average       Average          Weighted
Minimum                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Mortgage                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,494       $  331,807,551              30.89%            7.410%          329             79.84%
4.001% - 4.500%                      7            1,995,078               0.19             4.212           304             81.84
4.501% - 5.000%                     50           12,894,341               1.20             4.718           314             78.82
5.001% - 5.500%                     88           22,122,112               2.06             5.316           349             78.02
5.501% - 6.000%                    274           61,336,675               5.71             5.818           355             77.81
6.001% - 6.500%                    440           89,909,936               8.37             6.327           357             79.76
6.501% - 7.000%                    814          163,590,673              15.23             6.819           357             81.96
7.001% - 7.500%                    715          129,298,131              12.04             7.316           357             83.53
7.501% - 8.000%                    765          124,813,017              11.62             7.796           357             83.26
8.001% - 8.500%                    484           67,128,081               6.25             8.284           357             81.75
8.501% - 9.000%                    341           42,713,407               3.98             8.768           357             80.21
9.001% - 9.500%                    147           16,258,781               1.51             9.263           357             78.11
9.501% - 10.000%                    58            5,690,021               0.53             9.772           357             69.76
10.001% - 10.500%                   31            2,778,233               0.26             10.260          357             74.17
10.501% - 11.000%                   11              924,447               0.09             10.753          357             70.85
11.001% - 11.500%                    9              765,103               0.07             11.294          357             69.83
11.501% - 12.000%                    1               48,704               0.00             11.650          357             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:                                                                                                          4.120%
Maximum: 11.650%
Non-Zero Weighted Average: 7.183%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
                                                                          4 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

Range                                                            % of Mortgage          Weighted      Weighted
of                                                                Loan Pool by           Average       Average          Weighted
Maximum                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Mortgage                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,494       $  331,807,551              30.89%            7.410%          329             79.84%
11.001% - 11.500%                    1              256,479               0.02             4.500           357             78.03
11.501% - 12.000%                   72           19,348,102               1.80             4.813           309             79.84
12.001% - 12.500%                   80           19,547,370               1.82             5.363           357             77.07
12.501% - 13.000%                  269           59,974,115               5.58             5.829           357             77.82
13.001% - 13.500%                  443           89,940,322               8.37             6.333           357             79.81
13.501% - 14.000%                  822          164,459,645              15.31             6.826           357             81.93
14.001% - 14.500%                  712          128,933,801              12.00             7.317           357             83.51
14.501% - 15.000%                  756          123,714,673              11.52             7.797           357             83.33
15.001% - 15.500%                  483           67,048,235               6.24             8.284           357             81.79
15.501% - 16.000%                  340           42,578,709               3.96             8.768           357             80.18
16.001% - 16.500%                  147           16,258,781               1.51             9.263           357             78.11
16.501% - 17.000%                   58            5,690,021               0.53             9.772           357             69.76
17.001% - 17.500%                   31            2,778,233               0.26             10.260          357             74.17
17.501% - 18.000%                   11              924,447               0.09             10.753          357             70.85
18.001% - 18.500%                    9              765,103               0.07             11.294          357             69.83
18.501% - 19.000%                    1               48,704               0.00             11.650          357             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:                                                                                                          11.500%
Maximum: 18.650%
Non-Zero Weighted Average: 14.184%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
                              Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Initial Cap (%)                  Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,494       $  331,807,551              30.89%            7.410%          329             79.84%
1.000%                              20            2,784,143               0.26             7.356           357             77.68
1.500%                           4,162          724,051,638              67.41             7.233           357             81.34
3.000%                              53           15,430,959               1.44             4.779           297             80.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.529%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 5 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Periodic                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Cap (%)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,494       $  331,807,551              30.89%            7.410%          329             79.84%
1.000%                              20            2,784,143               0.26             7.356           357             77.68
1.500%                           4,162          724,051,638              67.41             7.233           357             81.34
3.000%                              53           15,430,959               1.44             4.779           297             80.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.529%

                                                                 % of Mortgage          Weighted      Weighted
Next                                                              Loan Pool by           Average       Average          Weighted
Rate                         Number of            Aggregate          Aggregate             Gross     Remaining           Average
Adjustment                    Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Date                             Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 2,494       $  331,807,551              30.89%            7.410%          329             79.84%
May 2004                            53           15,430,959               1.44             4.779           297             80.88
October 2005                         5            1,093,819               0.10             7.825           354             78.75
November 2005                       40            7,475,721               0.70             7.732           355             85.65
December 2005                    1,018          193,625,915              18.03             7.315           356             83.02
January 2006                     2,893          486,276,013              45.27             7.210           357             80.48
November 2006                        3              501,710               0.05             7.266           355             82.85
December 2006                       48            9,776,320               0.91             6.860           356             81.68
January 2007                       175           28,086,284               2.61             7.065           357             83.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2005-12-29


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Geographical                  Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Distribution                     Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                       1,886       $  405,359,964              37.74%            6.902%          349             80.29%
New York                           397           94,227,984               8.77             7.037           350             79.23
Florida                            590           73,949,394               6.88             7.642           347             80.88
Texas                              589           52,827,597               4.92             7.936           315             78.47
Illinois                           258           42,415,076               3.95             7.630           350             82.04
Massachusetts                      189           39,220,052               3.65             7.216           354             77.54
Michigan                           265           29,744,508               2.77             7.768           351             81.00
Washington                         160           24,448,814               2.28             7.225           345             83.62
Ohio                               221           21,331,017               1.99             7.666           347             83.63
Connecticut                        127           20,725,965               1.93             7.228           348             81.86
Maryland                           102           17,982,080               1.67             7.379           353             80.92
Other                            1,945          251,841,840              23.45             7.483           347             82.60
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 50



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 6 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
                              Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Occupancy                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                          6,202       $  997,819,447              92.90%            7.247%          347             81.13%
Investment                         475           67,319,186               6.27             7.330           345             76.91
Second Home                         52            8,935,657               0.83             7.277           345             80.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Property                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Types                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          5,238       $  802,185,195              74.69%            7.273%          347             80.37%
Planned Unit Development           609          107,577,303              10.02             7.218           347             82.63
2-4 Family                         480          104,184,421               9.70             7.158           349             81.15
Condo                              398           59,543,176               5.54             7.211           350             83.65
Manufactured Housing                 4              584,196               0.05             6.525           357             88.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Loan                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Purpose                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              4,639       $  746,683,839              69.52%            7.279%          348             78.37%
Purchase                         1,688          273,453,072              25.46             7.190           349             87.74
Refinance - Rate Term              402           53,937,379               5.02             7.213           335             80.49
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Documentation                 Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Level                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               4,152       $  607,718,554              56.58%            7.094%          347             80.04%
Stated Documentation             2,268          407,677,765              37.96             7.511           348             81.97
Limited Documentation              309           58,677,971               5.46             7.107           349             81.66
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 7 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

                                                                 % of Mortgage          Weighted      Weighted
Original                                                          Loan Pool by           Average       Average          Weighted
Prepayment                   Number of            Aggregate          Aggregate             Gross     Remaining           Average
Penalty                       Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Term (months)                    Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                1,650       $  236,135,503              21.99%            7.469%          340             80.91%
12                                 408           92,535,370               8.62             7.105           350             80.97
24                               3,120          523,155,974              48.71             7.202           355             81.38
36                               1,551          222,247,443              20.69             7.205           336             79.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Lien                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Position                         Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                         6,403       $1,058,089,135              98.51%            7.211%          349             80.57%
2nd Lien                           326           15,985,155               1.49             10.015          235             99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
FICO                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Score                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 500                           16       $    2,167,265               0.20%            8.512%          357             72.18%
501 - 520                          561           72,964,048               6.79             8.304           349             73.31
521 - 540                          687           95,202,528               8.86             7.954           352             75.36
541 - 560                          753          111,367,217              10.37             7.663           351             76.90
561 - 580                          615           91,152,771               8.49             7.427           350             77.98
581 - 600                          714          110,466,019              10.28             7.350           349             81.30
601 - 620                          694          109,853,761              10.23             7.074           347             82.05
621 - 640                          780          134,180,751              12.49             6.902           347             82.35
641 - 660                          722          123,019,842              11.45             7.002           346             85.03
661 - 680                          517           91,795,727               8.55             6.868           345             85.70
681 - 700                          285           52,352,273               4.87             6.828           345             84.94
701 - 720                          153           31,331,071               2.92             6.654           341             85.56
721 - 740                          112           22,626,280               2.11             6.369           339             84.12
741 - 760                           54           11,937,658               1.11             6.340           331             81.49
761 - 780                           43            9,412,867               0.88             6.307           341             84.28
781 - 800                           20            3,258,064               0.30             5.989           327             75.98
801 >=                               3              986,149               0.09             6.590           357             83.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           6,729       $1,074,074,290             100.00%            7.253%          347             80.86%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 803
Non-Zero Weighted Average: 610



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 8 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

Summary Statistics
---------------------------------------------------
As-of / Cut-off Date: 2004-04-01
Number of Mortgage Loans: 4,699
Aggregate Principal Balance ($): 733,453,626
Weighted Average Current Mortgage Rate (%): 7.233
Non-Zero Weighted Average Margin (%):  5.770
Non-Zero Weighted Average Maximum Rate (%): 14.185
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months):350
Weighted Average Original LTV (%):     80.77
% First Liens: 100.00
% Owner Occupied: 91.12
% Purchase: 22.38
% Full Documentation: 54.62
Non-Zero Weighted Average FICO Score:  608

                                                                % of Mortgage           Weighted      Weighted
                                                                 Loan Pool by            Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Product                       Mortgage         Cut-off Date       Cut-off Date          Interest          Term          Combined
Types                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Fixed - 10 Year                     12       $      710,942               0.10%            7.616%          117             72.16%
Fixed - 15 Year                    185           16,787,995               2.29             7.514           177             71.62
Fixed - 20 Year                     80            8,313,608               1.13             7.488           237             74.29
Fixed - 25 Year                      7              952,582               0.13             6.886           297             78.45
Fixed - 30 Year                  1,023          156,514,372              21.34             7.353           357             80.92
ARM - 1 Month LIBOR/10 Year
    Interest Only                   31            6,265,985               0.85             4.741           297             82.07
ARM - 2 Year/6 Month LIBOR       3,176          514,714,068              70.18             7.224           357             81.01
ARM - 3 Year/6 Month LIBOR         185           29,194,075               3.98             7.055           357             82.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%


                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Gross                        Number of            Aggregate          Aggregate             Gross     Remaining           Average
Interest                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                     32       $    5,982,686               0.82%            4.600%          310             80.50%
5.000% - 5.999%                    276           57,417,465               7.83             5.685           350             75.77
6.000% - 6.999%                  1,355          244,269,065              33.30             6.615           351             80.01
7.000% - 7.999%                  1,851          286,029,574              39.00             7.491           352             82.35
8.000% - 8.999%                    990          123,023,978              16.77             8.410           350             81.28
9.000% - 9.999%                    163           14,685,112               2.00             9.319           333             78.59
10.000% - 10.999%                   31            1,958,657               0.27             10.310          327             77.09
11.000% - 11.999%                    1               87,089               0.01             11.600          356             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 11.600%
Weighted Average: 7.233%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 1 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Cut-off                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Date Principal                Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Balances ($)                     Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                  239       $   10,049,006               1.37%            8.254%          311             71.40%
$50,001 - $75,000                  499           31,526,311               4.30             7.930           331             76.34
$75,001 - $100,000                 603           52,940,935               7.22             7.696           344             78.90
$100,001 - $125,000                655           73,868,379              10.07             7.425           348             79.62
$125,001 - $150,000                544           74,891,997              10.21             7.392           353             80.93
$150,001 - $175,000                478           77,769,072              10.60             7.234           352             79.79
$175,001 - $200,000                414           77,834,219              10.61             7.187           353             79.35
$200,001 - $225,000                326           69,279,755               9.45             7.202           353             81.71
$225,001 - $250,000                263           62,543,878               8.53             6.927           352             81.51
$250,001 - $275,000                238           62,530,952               8.53             6.900           355             82.34
$275,001 - $300,000                174           50,038,667               6.82             7.019           355             82.27
$300,001 - $325,000                141           44,008,003               6.00             6.881           356             83.61
$325,001 - $350,000                 57           18,940,480               2.58             7.059           352             85.11
$350,001 - $375,000                 23            8,324,703               1.14             7.122           357             84.91
$375,001 - $400,000                 21            8,143,021               1.11             6.920           343             87.63
$400,001 - $425,000                 11            4,564,450               0.62             6.730           346             81.12
$425,001 - $450,000                  3            1,307,498               0.18             7.170           356             83.40
$450,001 - $475,000                  4            1,856,162               0.25             6.702           356             86.21
$475,001 - $500,000                  5            2,437,482               0.33             6.795           320             80.78
$500,001 - $750,000                  1              598,656               0.08             7.500           357             77.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $31,526
Maximum: $598,656
Average: $156,087


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
Original                     Number of            Aggregate          Aggregate             Gross     Remaining           Average
Terms                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
(month)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
120                                 12       $      710,942               0.10%            7.616%          117             72.16%
180                                185           16,787,995               2.29             7.514           177             71.62
240                                 80            8,313,608               1.13             7.488           237             74.29
300                                 38            7,218,566               0.98             5.024           297             81.59
360                              4,384          700,422,515              95.50             7.246           357             81.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 354



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 2 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Remaining                    Number of            Aggregate          Aggregate             Gross     Remaining           Average
Terms                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
(month)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                            12       $      710,942               0.10%            7.616%          117             72.16%
121 - 180                          185           16,787,995               2.29             7.514           177             71.62
181 - 240                           80            8,313,608               1.13             7.488           237             74.29
241 - 300                           38            7,218,566               0.98             5.024           297             81.59
301 - 360                        4,384          700,422,515              95.50             7.246           357             81.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 117
Maximum: 357
Weighted Average: 350


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
Range of                     Number of            Aggregate          Aggregate             Gross     Remaining           Average
Original                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
LTV Ratios (%)                   Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                      2       $      348,821               0.05%            7.143%          331             12.86%
15.01% - 20.00%                      1               51,403               0.01             7.850           357             20.00
20.01% - 25.00%                      5              338,622               0.05             8.120           323             23.67
25.01% - 30.00%                     15              994,651               0.14             6.879           316             27.46
30.01% - 35.00%                     12            1,346,924               0.18             7.139           339             32.70
35.01% - 40.00%                     16            1,454,703               0.20             7.127           326             37.68
40.01% - 45.00%                     45            5,265,547               0.72             7.132           345             42.24
45.01% - 50.00%                     68            8,104,479               1.10             6.768           328             47.80
50.01% - 55.00%                     75            9,646,813               1.32             7.089           334             53.02
55.01% - 60.00%                    119           14,635,967               2.00             7.147           341             57.95
60.01% - 65.00%                    181           25,818,679               3.52             7.017           346             63.33
65.01% - 70.00%                    315           48,318,102               6.59             7.203           348             68.72
70.01% - 75.00%                    477           74,743,037              10.19             7.318           349             73.87
75.01% - 80.00%                  1,340          200,767,856              27.37             7.122           351             79.55
80.01% - 85.00%                    714          113,104,322              15.42             7.407           352             84.55
85.01% - 90.00%                    825          140,194,855              19.11             7.242           352             89.64
90.01% - 95.00%                    293           51,747,617               7.06             7.312           355             94.74
95.01% - 100.00%                   196           36,571,229               4.99             7.372           357             99.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.50%
Maximum: 100.00%
Weighted Average: 80.77%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 3 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
of                           Number of            Aggregate          Aggregate             Gross     Remaining           Average
Gross                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Margins (%)                      Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,307       $  183,279,498              24.99%            7.373%          334             79.72%
1.000% - 3.500%                     24            4,560,372               0.62             4.601           298             82.17
3.501% - 4.000%                      5            1,267,471               0.17             5.084           297             83.24
4.001% - 4.500%                      4              775,432               0.11             5.954           312             83.02
5.001% - 5.500%                    733          115,517,771              15.75             6.973           357             81.51
5.501% - 6.000%                  2,011          335,044,094              45.68             7.176           357             82.70
6.001% - 6.500%                    425           64,956,326               8.86             7.524           357             76.35
6.501% - 7.000%                    188           27,721,153               3.78             7.957           357             71.36
7.001% - 7.500%                      1              200,632               0.03             8.500           357             70.28
7.501% - 8.000%                      1              130,878               0.02             7.800           357             75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 7.800%
Non-Zero Weighted Average: 5.770%


Range                                                            % of Mortgage          Weighted      Weighted
of                                                                Loan Pool by           Average       Average          Weighted
Minimum                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Mortgage                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,307       $  183,279,498              24.99%            7.373%          334             79.72%
4.001% - 4.500%                      5            1,273,078               0.17             4.261           309             81.69
4.501% - 5.000%                     33            5,937,482               0.81             4.756           320             78.52
5.001% - 5.500%                     58           12,214,637               1.67             5.356           352             76.20
5.501% - 6.000%                    205           40,297,951               5.49             5.832           356             77.41
6.001% - 6.500%                    341           63,301,611               8.63             6.322           357             79.46
6.501% - 7.000%                    705          124,970,421              17.04             6.825           357             81.71
7.001% - 7.500%                    654          107,775,361              14.69             7.318           357             82.52
7.501% - 8.000%                    687          104,050,724              14.19             7.790           357             82.39
8.001% - 8.500%                    420           56,389,409               7.69             8.275           357             81.34
8.501% - 9.000%                    256           30,061,174               4.10             8.773           357             80.70
9.001% - 9.500%                     16            2,399,979               0.33             9.247           357             81.75
9.501% - 10.000%                    11            1,409,614               0.19             9.778           357             61.91
10.001% - 10.500%                    1               92,687               0.01             10.450          357             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.120%
Maximum: 10.450%
Non-Zero Weighted Average: 7.187%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 4 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

Range                                                            % of Mortgage          Weighted      Weighted
of                                                                Loan Pool by           Average       Average          Weighted
Maximum                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Mortgage                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,307       $  183,279,498              24.99%            7.373%          334             79.72%
11.001% - 11.500%                    1              256,479               0.03             4.500           357             78.03
11.501% - 12.000%                   45            8,705,971               1.19             4.807           314             79.58
12.001% - 12.500%                   54           11,152,766               1.52             5.378           357             75.47
12.501% - 13.000%                  203           39,972,002               5.45             5.845           357             77.44
13.001% - 13.500%                  345           63,745,787               8.69             6.329           357             79.50
13.501% - 14.000%                  713          125,839,394              17.16             6.835           357             81.66
14.001% - 14.500%                  651          107,411,030              14.64             7.318           357             82.49
14.501% - 15.000%                  678          102,952,379              14.04             7.792           357             82.46
15.001% - 15.500%                  419           56,309,563               7.68             8.275           357             81.38
15.501% - 16.000%                  255           29,926,476               4.08             8.772           357             80.66
16.001% - 16.500%                   16            2,399,979               0.33             9.247           357             81.75
16.501% - 17.000%                   11            1,409,614               0.19             9.778           357             61.91
17.001% - 17.500%                    1               92,687               0.01             10.450          357             80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.500%
Maximum: 17.450%
Non-Zero Weighted Average:       14.185%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
                              Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Initial Cap (%)                  Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,307       $  183,279,498              24.99%            7.373%          334             79.72%
1.000%                              19            2,370,354               0.32             7.567           357             78.53
1.500%                           3,342          541,537,790              73.83             7.213           357             81.12
3.000%                              31            6,265,985               0.85             4.741           297             82.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.515%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Periodic                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Cap (%)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,307       $  183,279,498              24.99%            7.373%          334             79.72%
1.000%                              19            2,370,354               0.32             7.567           357             78.53
1.500%                           3,342          541,537,790              73.83             7.213           357             81.12
3.000%                              31            6,265,985               0.85             4.741           297             82.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.515%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 5 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

                                                                 % of Mortgage          Weighted      Weighted
Next                                                              Loan Pool by           Average       Average          Weighted
Rate                         Number of            Aggregate          Aggregate             Gross     Remaining           Average
Adjustment                    Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Date                             Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,307       $  183,279,498              24.99%            7.373%          334             79.72%
May 2004                            31            6,265,985               0.85             4.741           297             82.07
October 2005                         3              633,357               0.09             7.483           354             78.52
November 2005                       33            6,189,398               0.84             7.709           355             86.04
December 2005                      825          146,555,916              19.98             7.306           356             82.72
January 2006                     2,315          361,335,397              49.26             7.181           357             80.23
November 2006                        3              501,710               0.07             7.266           355             82.85
December 2006                       40            7,047,956               0.96             6.922           356             82.29
January 2007                       142           21,644,409               2.95             7.094           357             83.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-01-04


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Geographical                  Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Distribution                     Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                       1,228       $  246,208,348              33.57%            6.933%          353             79.23%
New York                           293           66,934,709               9.13             7.100           353             80.70
Florida                            437           54,162,692               7.38             7.539           349             81.43
Illinois                           206           34,188,270               4.66             7.536           352             82.35
Texas                              364           33,124,048               4.52             7.779           319             78.71
Massachusetts                      153           31,281,836               4.27             7.170           354             77.75
Michigan                           203           22,800,026               3.11             7.640           355             80.93
Ohio                               173           17,227,051               2.35             7.566           349             84.30
Connecticut                        100           16,427,317               2.24             7.220           349             82.40
Washington                          99           15,177,939               2.07             7.113           352             82.47
New Jersey                          66           13,512,512               1.84             7.428           353             83.11
Other                            1,377          182,408,879              24.87             7.366           351             82.47
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:       50


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
                              Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Occupancy                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                          4,249       $  668,329,824              91.12%            7.229%          351             81.06%
Investment                         412           58,897,999               8.03             7.290           346             77.27
Second Home                         38            6,225,803               0.85             7.157           348             83.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 6 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Property                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Types                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          3,545       $  525,957,484              71.71%            7.277%          351             80.19%
2-4 Family                         438           95,885,013              13.07             7.121           349             81.19
Planned Unit Development           413           67,559,161               9.21             7.153           350             82.99
Condo                              299           43,467,772               5.93             7.083           351             83.42
Manufactured Housing                 4              584,196               0.08             6.525           357             88.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Loan                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Purpose                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              3,501       $  539,175,015              73.51%            7.273%          349             78.69%
Purchase                           965          164,124,311              22.38             7.118           355             87.47
Refinance - Rate Term              233           30,154,300               4.11             7.148           341             81.55
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Documentation                 Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Level                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               2,757       $  400,641,811              54.62%            7.073%          351             80.28%
Stated Documentation             1,726          296,291,916              40.40             7.470           349             81.43
Limited Documentation              216           36,519,900               4.98             7.062           353             80.86
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%


                                                                 % of Mortgage          Weighted      Weighted
Original                                                          Loan Pool by           Average       Average          Weighted
Prepayment                   Number of            Aggregate          Aggregate             Gross     Remaining           Average
Penalty                       Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Term (months)                    Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                               1,116       $  165,664,913              22.59%            7.398%          346             81.03%
12                                 273           56,722,423               7.73             7.185           351             82.28
24                               2,403          382,917,505              52.21             7.163           356             80.81
36                                 907          128,148,785              17.47             7.252           338             79.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum   12
Maximum: 36
Non-Zero Weighted Average:       26



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 7 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group I

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Lien                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Position                         Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                         4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
FICO                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Score                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 500                            4       $      608,773               0.08%            7.716%          356             80.00%
501 - 520                          289           41,438,215               5.65             7.983           355             74.46
521 - 540                          527           72,787,619               9.92             7.830           353             75.22
541 - 560                          578           83,354,301              11.36             7.600           353             76.97
561 - 580                          474           67,432,817               9.19             7.383           351             78.09
581 - 600                          527           80,571,050              10.99             7.365           352             80.58
601 - 620                          459           72,052,812               9.82             7.104           350             81.52
621 - 640                          544           89,754,909              12.24             6.978           351             82.31
641 - 660                          474           79,801,725              10.88             6.951           349             85.25
661 - 680                          352           61,467,002               8.38             6.845           349             84.83
681 - 700                          205           35,868,943               4.89             6.812           348             85.73
701 - 720                          103           18,179,389               2.48             6.721           347             85.85
721 - 740                           83           15,537,223               2.12             6.397           343             85.59
741 - 760                           39            8,006,281               1.09             6.406           329             82.45
761 - 780                           28            4,604,575               0.63             6.774           347             85.43
781 - 800                           11            1,500,193               0.20             6.096           311             77.27
801 >=                               2              487,799               0.07             7.704           356             92.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,699       $  733,453,626             100.00%            7.233%          350             80.77%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 803
Non-Zero Weighted Average: 608




--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 8 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

Summary Statistics
As-of / Cut-off Date: 2004-04-01
Number of Mortgage Loans: 2,030
Aggregate Principal Balance ($): 340,620,664
Weighted Average Current Mortgage Rate (%): 7.296
Non-Zero Weighted Average Margin (%):      5.712
Non-Zero Weighted Average Maximum Rate (%):     14.179
Non-Zero Weighted Average Months to Roll:  20
Weighted Average Stated Original Term (months): 344
Weighted Average Stated Remaining Term (months): 341
Weighted Average Combined Original LTV (%): 81.05
% First Liens: 95.31
% Owner Occupied: 96.73
% Purchase: 32.10
% Full Documentation: 60.79
Non-Zero Weighted Average FICO Score:      614


                                                                % of Mortgage           Weighted      Weighted
                                                                 Loan Pool by            Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Product                       Mortgage         Cut-off Date       Cut-off Date          Interest          Term          Combined
Types                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                     12       $      596,133               0.18%            8.569%          117             63.85%
Fixed - 15 Year                    139           12,366,678               3.63             7.398           177             72.54
Fixed - 20 Year                    361           21,153,241               6.21             9.246           237             93.26
Fixed - 25 Year                      3              367,718               0.11             7.674           297             70.81
Fixed - 30 Year                    672          114,044,284              33.48             7.123           357             78.43
ARM - 1 Month LIBOR/10 Year
     Interest Only                  22            9,164,974               2.69             4.805           297             80.07
ARM - 2 Year/6 Month LIBOR         780          173,757,399              51.01             7.312           357             81.95
ARM - 3 Year/6 Month LIBOR          41            9,170,239               2.69             6.887           357             82.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%


                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Gross                        Number of            Aggregate          Aggregate             Gross     Remaining           Average
Interest                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                     18       $    7,312,191               2.15%            4.614%          306             79.32%
5.000% - 5.999%                    172           47,752,442              14.02             5.644           346             75.88
6.000% - 6.999%                    479          119,140,105              34.98             6.552           348             79.16
7.000% - 7.999%                    346           72,625,434              21.32             7.527           347             84.81
8.000% - 8.999%                    357           46,557,097              13.67             8.461           343             82.79
9.000% - 9.999%                    419           33,284,270               9.77             9.462           321             82.01
10.000% - 10.999%                  224           12,916,027               3.79             10.369          282             89.38
11.000% - 11.999%                   15            1,033,099               0.30             11.316          341             72.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 11.650%
Weighted Average:       7.296%






--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 1 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Cut-off                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Date Principal                Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Balances ($)                     Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        25       $      559,600               0.16%            10.260%         232             99.86%
$25,001 - $50,000                  321           12,543,239               3.68             9.438           270             85.35
$50,001 - $75,000                  322           19,921,945               5.85             8.849           296             81.24
$75,001 - $100,000                 263           22,840,442               6.71             8.317           323             81.11
$100,001 - $125,000                176           19,730,404               5.79             7.837           335             79.55
$125,001 - $150,000                134           18,315,438               5.38             7.914           338             79.08
$150,001 - $175,000                111           17,912,230               5.26             7.532           346             78.03
$175,001 - $200,000                 77           14,379,985               4.22             7.265           347             77.06
$200,001 - $225,000                 72           15,392,066               4.52             7.384           353             76.67
$225,001 - $250,000                 51           12,171,361               3.57             6.942           346             77.87
$250,001 - $275,000                 28            7,262,948               2.13             7.385           354             78.00
$275,001 - $300,000                 23            6,595,437               1.94             7.027           344             81.21
$300,001 - $325,000                 16            5,044,511               1.48             7.100           357             80.10
$325,001 - $350,000                 76           25,862,740               7.59             6.894           350             82.94
$350,001 - $375,000                 88           31,915,334               9.37             6.668           354             85.10
$375,001 - $400,000                 64           24,862,626               7.30             6.746           353             82.94
$400,001 - $425,000                 35           14,426,790               4.24             6.556           348             82.89
$425,001 - $450,000                 46           20,184,972               5.93             6.663           349             80.50
$450,001 - $475,000                 25           11,588,929               3.40             6.620           354             84.84
$475,001 - $500,000                 57           28,005,995               8.22             6.737           353             79.58
$500,001 - $750,000                 20           11,103,673               3.26             6.160           344             80.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $19,920
Maximum: $668,000
Average: $167,793


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
Original                     Number of            Aggregate          Aggregate             Gross     Remaining           Average
Terms                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
(month)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
                  120               12       $      596,133               0.18%            8.569%          117             63.85%
                  180              139           12,366,678               3.63             7.398           177             72.54
                  240              361           21,153,241               6.21             9.246           237             93.26
                  300               25            9,532,691               2.80             4.916           297             79.71
                  360            1,493          296,971,921              87.19             7.226           357             80.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average:       344



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 2 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
Remaining                    Number of            Aggregate          Aggregate             Gross     Remaining           Average
Terms                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
(month)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
61 - 120                            12       $      596,133               0.18%            8.569%          117             63.85%
121 - 180                          139           12,366,678               3.63             7.398           177             72.54
181 - 240                          361           21,153,241               6.21             9.246           237             93.26
241 - 300                           25            9,532,691               2.80             4.916           297             79.71
301 - 360                        1,493          296,971,921              87.19             7.226           357             80.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:                           116
Maximum:        357
Weighted Average:       341


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
Range of                     Number of            Aggregate          Aggregate             Gross     Remaining           Average
Original                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
LTV Ratios (%)                   Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                      1       $       59,476               0.02%            7.990%          177             15.19%
20.01% - 25.00%                      8              580,889               0.17             6.894           283             22.83
25.01% - 30.00%                     10              690,871               0.20             7.360           329             27.04
30.01% - 35.00%                     11            1,208,574               0.35             6.645           315             32.66
35.01% - 40.00%                      5              276,180               0.08             7.333           189             37.72
40.01% - 45.00%                     13            1,608,084               0.47             7.521           331             43.56
45.01% - 50.00%                     18            2,783,013               0.82             7.013           339             47.90
50.01% - 55.00%                     32            4,897,468               1.44             7.001           341             52.75
55.01% - 60.00%                     49            7,037,815               2.07             6.871           328             57.65
60.01% - 65.00%                     97           15,929,135               4.68             7.240           345             63.23
65.01% - 70.00%                    157           27,086,036               7.95             7.277           342             68.51
70.01% - 75.00%                    185           32,775,850               9.62             7.405           338             73.96
75.01% - 80.00%                    514           93,148,513              27.35             6.906           347             79.53
80.01% - 85.00%                    207           42,110,050              12.36             7.251           345             84.55
85.01% - 90.00%                    219           52,934,058              15.54             7.101           351             89.48
90.01% - 95.00%                     56           15,633,702               4.59             7.143           356             94.80
95.01% - 100.00%                   448           41,860,950              12.29             8.597           308             99.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 15.19%
Maximum: 100.00%
Weighted Average: 81.05%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 3 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

                                                                 % of Mortgage          Weighted      Weighted
Range of                                                          Loan Pool by           Average       Average          Weighted
of                           Number of            Aggregate          Aggregate             Gross     Remaining           Average
Gross                         Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Margins (%)                      Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,187       $  148,528,053              43.61%            7.455%          324             79.98%
1.000% - 3.500%                     14            6,201,702               1.82             4.568           297             79.20
3.501% - 4.000%                      5            1,926,661               0.57             5.125           297             83.31
4.001% - 4.500%                      3            1,036,611               0.30             5.625           296             79.23
5.001% - 5.500%                    168           45,828,704              13.45             6.708           357             82.02
5.501% - 6.000%                    427          101,612,282              29.83             7.160           357             84.79
6.001% - 6.500%                    105           19,315,312               5.67             7.853           357             76.34
6.501% - 7.000%                    120           16,058,040               4.71             9.094           357             70.67
8.501% - 9.000%                      1              113,301               0.03             8.700           357             100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 8.700%
Non-Zero Weighted Average:       5.712%


Range                                                            % of Mortgage          Weighted      Weighted
of                                                                Loan Pool by           Average       Average          Weighted
Minimum                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Mortgage                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,187       $  148,528,053              43.61%            7.455%          324             79.98%
4.001% - 4.500%                      2              722,000               0.21             4.125           296             82.10
4.501% - 5.000%                     17            6,956,859               2.04             4.685           309             79.07
5.001% - 5.500%                     30            9,907,475               2.91             5.266           345             80.26
5.501% - 6.000%                     69           21,038,723               6.18             5.789           354             78.60
6.001% - 6.500%                     99           26,608,325               7.81             6.339           357             80.45
6.501% - 7.000%                    109           38,620,251              11.34             6.798           357             82.80
7.001% - 7.500%                     61           21,522,770               6.32             7.310           357             88.60
7.501% - 8.000%                     78           20,762,294               6.10             7.824           357             87.65
8.001% - 8.500%                     64           10,738,672               3.15             8.330           357             83.89
8.501% - 9.000%                     85           12,652,233               3.71             8.758           357             79.06
9.001% - 9.500%                    131           13,858,802               4.07             9.266           357             77.48
9.501% - 10.000%                    47            4,280,407               1.26             9.770           357             72.34
10.001% - 10.500%                   30            2,685,546               0.79             10.253          357             73.97
10.501% - 11.000%                   11              924,447               0.27             10.753          357             70.85
11.001% - 11.500%                    9              765,103               0.22             11.294          357             69.83
11.501% - 12.000%                    1               48,704               0.01             11.650          357             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.120%
Maximum: 11.650%
Non-Zero Weighted Average: 7.172%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 4 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

Range                                                            % of Mortgage          Weighted      Weighted
of                                                                Loan Pool by           Average       Average          Weighted
Maximum                      Number of            Aggregate          Aggregate             Gross     Remaining           Average
Mortgage                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Rates (%)                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,187       $  148,528,053              43.61%            7.455%          324             79.98%
11.501% - 12.000%                   27           10,642,131               3.12             4.818           305             80.06
12.001% - 12.500%                   26            8,394,604               2.46             5.342           357             79.20
12.501% - 13.000%                   66           20,002,113               5.87             5.798           357             78.56
13.001% - 13.500%                   98           26,194,535               7.69             6.342           357             80.57
13.501% - 14.000%                  109           38,620,251              11.34             6.798           357             82.80
14.001% - 14.500%                   61           21,522,770               6.32             7.310           357             88.60
14.501% - 15.000%                   78           20,762,294               6.10             7.824           357             87.65
15.001% - 15.500%                   64           10,738,672               3.15             8.330           357             83.89
15.501% - 16.000%                   85           12,652,233               3.71             8.758           357             79.06
16.001% - 16.500%                  131           13,858,802               4.07             9.266           357             77.48
16.501% - 17.000%                   47            4,280,407               1.26             9.770           357             72.34
17.001% - 17.500%                   30            2,685,546               0.79             10.253          357             73.97
17.501% - 18.000%                   11              924,447               0.27             10.753          357             70.85
18.001% - 18.500%                    9              765,103               0.22             11.294          357             69.83
18.501% - 19.000%                    1               48,704               0.01             11.650          357             65.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.750%
Maximum: 18.650%
Non-Zero Weighted Average: 14.179%

Initial Cap (%)

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
                              Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Initial Cap (%)                  Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,187       $  148,528,053              43.61%            7.455%          324             79.98%
                1.000%               1              413,790               0.12             6.150           357             72.81
                1.500%             820          182,513,848              53.58             7.293           357             81.99
                3.000%              22            9,164,974               2.69             4.805           297             80.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.570%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 5 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Periodic                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Cap (%)                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,187       $  148,528,053              43.61%            7.455%          324             79.98%
                1.000%               1              413,790               0.12             6.150           357             72.81
                1.500%             820          182,513,848              53.58             7.293           357             81.99
                3.000%              22            9,164,974               2.69             4.805           297             80.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.570%


                                                                 % of Mortgage          Weighted      Weighted
Next                                                              Loan Pool by           Average       Average          Weighted
Rate                         Number of            Aggregate          Aggregate             Gross     Remaining           Average
Adjustment                    Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Date                             Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,187       $  148,528,053              43.61%            7.455%          324             79.98%
May 2004                            22            9,164,974               2.69             4.805           297             80.07
October 2005                         2              460,462               0.14             8.296           354             79.07
November 2005                        7            1,286,323               0.38             7.846           355             83.80
December 2005                      193           47,069,998              13.82             7.341           356             83.96
January 2006                       578          124,940,615              36.68             7.292           357             81.18
December 2006                        8            2,728,364               0.80             6.700           356             80.12
January 2007                        33            6,441,875               1.89             6.966           357             83.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2005-12-12


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Geographical                  Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Distribution                     Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                         658       $  159,151,616              46.72%            6.855%          344             81.92%
New York                           104           27,293,276               8.01             6.882           345             75.61
Florida                            153           19,786,702               5.81             7.924           342             79.37
Texas                              225           19,703,548               5.78             8.202           308             78.07
Washington                          61            9,270,875               2.72             7.407           334             85.49
Illinois                            52            8,226,805               2.42             8.019           343             80.72
Massachusetts                       36            7,938,216               2.33             7.394           353             76.73
Michigan                            62            6,944,482               2.04             8.187           337             81.24
Maryland                            33            6,575,236               1.93             7.362           352             81.59
Georgia                             48            5,662,969               1.66             7.983           338             84.18
Oregon                              40            5,073,542               1.49             7.463           340             85.59
Other                              558           64,993,396              19.08             7.789           338             81.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:       49



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 6 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
                              Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Occupancy                        Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                          1,953       $  329,489,623              96.73%            7.285%          341             81.29%
Investment                          63            8,421,187               2.47             7.613           344             74.37
Second Home                         14            2,709,855               0.80             7.552           339             73.12
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Property                      Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Types                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          1,693       $  276,227,711              81.10%            7.267%          340             80.73%
Planned Unit Development           196           40,018,142              11.75             7.327           343             82.04
Condo                               99           16,075,404               4.72             7.558           347             84.26
2-4 Family                          42            8,299,408               2.44             7.583           343             80.70
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Loan                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Purpose                          Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              1,138       $  207,508,823              60.92%            7.295%          343             77.53%
Purchase                           723          109,328,761              32.10             7.297           339             88.14
Refinance - Rate Term              169           23,783,079               6.98             7.296           328             79.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Documentation                 Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Level                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,395       $  207,076,743              60.79%            7.134%          338             79.58%
Stated Documentation               542          111,385,850              32.70             7.619           345             83.41
Limited Documentation               93           22,158,071               6.51             7.183           341             82.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 7 of 8

Securitized Asset Backed Receivables LLC Trust 2004-NC1
Group II

                                                                 % of Mortgage          Weighted      Weighted
Original                                                          Loan Pool by           Average       Average          Weighted
Prepayment                   Number of            Aggregate          Aggregate             Gross     Remaining           Average
Penalty                       Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Term (months)                    Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
 0                                 534       $   70,470,590              20.69%            7.636%          328             80.63%
12                                 135           35,812,948              10.51             6.979           348             78.88
24                                 717          140,238,469              41.17             7.310           350             82.94
36                                 644           94,098,658              27.63             7.140           334             79.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum   12
Maximum:        36
Non-Zero Weighted Average:       27


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
Lien                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Position                         Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                         1,704       $  324,635,509              95.31%            7.162%          346             80.12%
2nd Lien                           326           15,985,155               4.69             10.015          235             99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%


                                                                 % of Mortgage          Weighted      Weighted
                                                                  Loan Pool by           Average       Average          Weighted
                             Number of            Aggregate          Aggregate             Gross     Remaining           Average
FICO                          Mortgage         Cut-off Date       Cut-off Date          Interest         Term           Combined
Score                            Loans    Principal Balance  Principal Balance              Rate      (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 500                           12       $    1,558,493               0.46%            8.822%          357             69.12%
501 - 520                          272           31,525,833               9.26             8.727           341             71.81
521 - 540                          160           22,414,909               6.58             8.359           347             75.80
541 - 560                          175           28,012,916               8.22             7.848           346             76.70
561 - 580                          141           23,719,954               6.96             7.553           345             77.67
581 - 600                          187           29,894,969               8.78             7.310           340             83.24
601 - 620                          235           37,800,949              11.10             7.017           340             83.06
621 - 640                          236           44,425,842              13.04             6.749           339             82.42
641 - 660                          248           43,218,117              12.69             7.096           341             84.62
661 - 680                          165           30,328,725               8.90             6.913           336             87.45
681 - 700                           80           16,483,330               4.84             6.865           339             83.22
701 - 720                           50           13,151,681               3.86             6.561           333             85.16
721 - 740                           29            7,089,057               2.08             6.306           329             80.89
741 - 760                           15            3,931,377               1.15             6.208           337             79.53
761 - 780                           15            4,808,291               1.41             5.860           335             83.18
781 - 800                            9            1,757,871               0.52             5.897           340             74.88
801 >=                               1              498,351               0.15             5.500           357             74.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,030       $  340,620,664             100.00%            7.296%          341             81.05%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 802
Non-Zero Weighted Average: 614



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS                                                                 8 of 8